State Street Research
Capital Appreciation Fund
Equity Investment Fund
Equity Income Fund
Prospectus--November 1, 1995

STATE STREET RESEARCH CAPITAL APPRECIATION FUND (the "Capital Appreciation Fund" or the "Fund") seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund. The Fund may engage in short-term trading of portfolio securities. See page 12.

STATE STREET RESEARCH EQUITY INVESTMENT FUND (the "Equity Investment Fund" or the "Fund") seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth. See page 12.

STATE STREET RESEARCH EQUITY INCOME FUND (the "Equity Income Fund" or the "Fund") seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities. See page 12.

State Street Research & Management Company serves as investment adviser for the Funds (the "Investment Manager"). As of June 30, 1995, the Investment Manager had assets of approximately $26.2 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Funds.

Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that a Fund will achieve its investment objective. The net asset value of a share of a Fund will fluctuate as market conditions change.

This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated November 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.

Each Fund is a diversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents Page

Table of Expenses ........................    2
Financial Highlights .....................    6
The Funds' Investments ...................   12
Limiting Investment Risk .................   15
Purchase of Shares .......................   16
Redemption of Shares .....................   25
Shareholder Services .....................   27
The Funds and Their Shares ...............   31
Management of the Funds ..................   32
Dividends and Distributions; Taxes .......   33
Calculation of Performance Data ..........   34
Appendix--Description of Debt/Bond Ratings   36

The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses                                                   Class A     Class B    Class C    Class D
-------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (1)
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price)                                                       4.5%       None       None       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
 percentage of offering price)                                        None        None       None       None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                None(2)        5%      None          1%
Redemption Fees (as a percentage of amount redeemed,
 if applicable)                                                       None        None       None       None
Exchange Fees                                                         None        None       None       None

-----------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Capital Appreciation Fund                 Class A     Class B    Class C    Class D
------------------------------------------------------------------------------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees                            0.75%       0.75%       0.75%     0.75%
  12b-1 Fees                                 0.25%       1.00%       None      1.00%
  Other Expenses                             0.64%       0.64%       0.64%     0.64%
                                             ----        ----        ----      ----
    Total Fund Operating Expenses            1.64%       2.39%       1.39%     2.39%
                                             ====        ====        ====      ====

Equity Investment Fund                    Class A     Class B    Class C    Class D
------------------------------------------------------------------------------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees                             0.65%      0.65%       0.65%      0.65%
  12b-1 Fees                                  0.25%      1.00%       None       1.00%
  Other Expenses                              0.83%      0.83%       0.83%      0.83%
   Less Voluntary Reduction                  (0.48%)    (0.48%)     (0.48%)    (0.48%)
                                             -----      -----       -----      -----
    Total Fund Operating Expenses
     (after voluntary reduction)              1.25%      2.00%       1.00%      2.00%
                                              ====       ====        ====       ====

Equity Income Fund                        Class A     Class B    Class C    Class D
------------------------------------------------------------------------------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees                             0.65%      0.65%       0.65%      0.65%
  12b-1 Fees                                  0.25%      1.00%      None        1.00%
  Other Expenses                              0.77%      0.77%       0.77%      0.77%
   Less Voluntary Reduction                  (0.42%)    (0.42%)     (0.42%)    (0.42%)
                                             -----      -----       -----      -----
    Total Fund Operating Expenses
     (after voluntary reduction)              1.25%      2.00%       1.00%      2.00%
                                              ====       ====        ====       ====

Example:

  You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

Capital Appreciation Fund         1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class A shares                      $61       $ 94        $130        $231
 Class B shares (1)                  $74       $105        $148        $254
 Class C shares                      $14       $ 44        $ 76        $167
 Class D shares                      $34       $ 75        $128        $273

Equity Investment Fund            1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class A shares                      $57        $83        $111        $189
 Class B shares (1)                  $70        $93        $128        $213
 Class C shares                      $10        $32        $ 55        $122
 Class D shares                      $30        $63        $108        $233

Equity Income Fund                1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class A shares                      $57        $83        $111        $189
 Class B shares (1)                  $70        $93        $128        $213
 Class C shares                      $10        $32        $ 55        $122
 Class D shares                      $30        $63        $108        $233

You would pay the following expenses on the same investment, assuming no redemption:

 Capital Appreciation Fund         1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class B shares (1)                  $24        $75        $128        $254
 Class D shares                      $24        $75        $128        $273

 Equity Investment Fund            1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class B shares (1)                  $20        $63        $108        $213
 Class D shares                      $20        $63        $108        $233

 Equity Income Fund                1 Year    3 Years     5 Years    10 Years
----------------------------------------------------------------------------
 Class B shares (1)                  $20        $63        $108        $213
 Class D shares                      $20        $63        $108        $233

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

  The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experiences with expenses during the fiscal year ended June 30, 1995; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

  The Equity Investment Fund and the Equity Income Fund have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to such Funds. For the fiscal year ended June 30, 1995, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class
D shares, respectively, would have been 1.91%, 2.48%, 1.48% and 2.48% of the Equity Investment Fund, and 1.84%, 2.41%, 1.41% and 2.42% of the Equity
Income Fund, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.49%, 0.48%, 0.48% and 0.48% of the Class A, Class B, Class C and Class D shares of the Equity Investment Fund, respectively, and 0.42%, 0.41%, 0.41% and 0.42% of the Class A, Class B, Class C and Class D shares of the Equity Income Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended June 30, 1995 differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement. The Equity Investment Fund and the Equity Income Fund expect the subsidization of fees or expenses to continue in the current year, although they cannot give complete assurance that such assistance will be received.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their reports thereon for the latest five years are included in the Statement of Additional Information. For further information about the performance of the Funds, see the Funds' Annual Reports which appear under the caption "Financial Statements" in the Statement of Additional Information.

Capital Appreciation Fund

                                                                          Class A
                          --------------------------------------------------------------------------------------------------------
                                                                                                                 August 25, 1986
                                                                                                                 (Commencement of
                                                             Year ended June 30                                     Operations) to
                              1995**     1994        1993       1992       1991      1990       1989      1988      June 30, 1987
                              ------     ----        ----       ----       ----      ----       ----      ----      -------------
Net asset value,
 beginning of year        $   9.11   $  10.42    $   8.33   $   6.55   $  6.70    $  6.46   $  5.49   $  5.93        $  4.66
Net investment income
 (loss)*                      (.09)      (.04)       (.05)      (.05)     (.01)       .02       .02       .04            .01
Net realized and
 unrealized gain
(loss)  on investments        2.95        .09        2.81       1.83      (.12)      1.04       .96      (.23)          1.27
Dividends from net
 investment income              --         --          --         --      (.01)      (.02)     (.01)     (.04)          (.01)
Dividends in excess of
 net investment income          --         --          --         --      (.01)        --        --        --             --
Distributions from net
 realized gains               (.45)     (1.36)       (.67)        --        --       (.80)       --      (.21)            --
                              ----      -----        ----       ----      ----       ----      ----      ----           ----
Net asset value, end
 of year                  $  11.52   $   9.11    $  10.42   $   8.33   $  6.55    $  6.70   $  6.46   $  5.49        $  5.93
                          ========   ========    ========   ========   =======    =======   =======   =======        =======
Total return                 32.56%+    (0.28%)+    35.78%+    27.03%+   (1.69)%+   17.25%+   18.08%+   (3.43)%+       27.70%+
Net assets at end of
 year (000s)              $296,471   $231,356    $183,886   $116,687   $62,898    $59,093   $33,872   $29,757        $23,672
Ratio of operating
 expenses to average
 net assets*                  1.55%      1.50%       1.50%      1.50%     1.50%      1.50%     1.50%     1.50%          1.50%++
Ratio of net
 investment income
 (loss) to average net
 assets*                     (0.87)%    (0.81)%     (0.63)%    (0.71)%   (0.13)%     0.39%     0.29%     0.77%          0.31%++
Portfolio turnover
 rate                       217.28%    147.73%     135.17%    128.10%   245.55%    238.94%   223.19%   330.50%        200.56%
  *Reflects the
   voluntary
   assumption of fees
   or expenses per
   share in each year     $   0.03   $   0.02    $   0.01   $   0.01   $  0.03    $  0.02   $  0.04   $  0.04        $  0.04

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Capital Appreciation Fund

                                                               Class B                                  Class C
                                               ------------------------------------     ---------------------------------------
                                                                       June 1, 1993                              June 1, 1993
                                                                      (Commencement                             (Commencement
                                               Year ended June 30     of Share Class     Year ended June 30     of Share Class
                                               ------------------    Designations) to    ------------------    Designations) to
                                                1995**      1994      June 30, 1993      1995**       1994       June 30, 1993
                                                ------      ----      -------------      ------       ----       -------------
Net asset value, beginning of year              $  9.05   $ 10.41        $ 10.44        $    9.16    $ 10.42        $ 10.44
Net investment income (loss)*                      (.15)     (.06)          (.00)            (.05)      (.02)           .00
Net realized and unrealized gain (loss) on
 investments                                       2.93       .06           (.03)            2.98        .12           (.02)
Dividends from net investment income                 --        --             --               --         --             --
Dividends in excess of net investment income         --        --             --               --         --             --
Distributions from net realized gains              (.45)    (1.36)            --             (.45)     (1.36)            --
                                                   ----     -----        -------             ----      -----        -------
Net asset value, end of year                    $ 11.38   $  9.05        $ 10.41        $   11.64    $  9.16        $ 10.42
                                                =======   =======        =======        =========    =======        =======
Total return                                      31.86%+   (0.83)%+       (0.29)%+++       33.06%+     0.25%+        (0.19)%+++
Net assets at end of year (000s)                $93,088   $49,236        $ 2,790        $106,675     $62,662        $37,826
Ratio of operating expenses to average net
 assets*                                           2.15%     2.00%          2.00%++          1.15%      1.00%          1.00%++
Ratio of net investment income (loss) to
 average net assets*                              (1.47)%   (1.29)%        (0.95)%++        (0.46)%    (0.30)%         0.50%++
Portfolio turnover rate                          217.28%   147.73%        135.17%          217.28%    147.73%        135.17%
*Reflects voluntary assumption of fees or
 expenses per share in each year                $  0.02   $  0.02        $  0.00        $    0.02    $  0.02        $  0.00

                                                               Class D
                                               ------------------------------------
                                                                       June 1, 1993
                                                                      (Commencement
                                               Year ended June 30     of Share Class
                                               ------------------    Designations) to
                                                1995**     1994       June 30, 1993
                                                ------     ----       -------------
Net asset value, beginning of year              $  9.07   $ 10.41        $ 10.44
Net investment income (loss)*                      (.15)     (.07)          (.01)
Net realized and unrealized gain (loss) on
 investments                                       2.94       .09           (.02)
Dividends from net investment income                 --        --             --
Dividends in excess of net investment income         --        --             --
Distributions from net realized gains              (.45)    (1.36)            --
                                                   ----     -----        -------
Net asset value, end of year                    $ 11.41   $  9.07        $ 10.41
                                                =======   =======        =======
Total return                                      31.79%+   (0.61)%+       (0.29)%++
Net assets at end of year (000s)                $ 4,061   $ 2,201        $   623
Ratio of operating expenses to average net
 assets*                                           2.15%+    2.00%          2.00%++
Ratio of net investment income (loss) to
 average net  assets*                             (1.47%)   (1.29)%        (1.10)%++
Portfolio turnover rate                         $217.28%   147.73%        135.17%
  *Reflects voluntary assumption of fees or
   expenses per share in each year              $  0.02   $  0.02        $  0.00

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Investment Fund

                                                                        Class A
                          --------------------------------------------------------------------------------------------------
                                                                                                             August 25, 1986
                                                                                                             (Commencement of
                                                         Year ended June 30                                   Operations) to
                          1995**      1994      1993       1992      1991      1990       1989      1988      June 30, 1987
                          ------      ----      ----       ----      ----      ----       ----      ----      -------------
Net asset value,
beginning of year         $ 12.44   $ 14.52    $ 13.16   $ 11.19   $ 12.15    $ 10.83   $  9.70   $ 11.33        $  9.31
Net investment income
 (loss)*                      .08       .01        .04       .05       .14        .22       .33       .28            .20
Net realized and
 unrealized gain
 (loss) on investments       2.14       .18       2.48      1.99      (.89)      1.54      1.16      (.99)          1.94
Dividends from net
 investment income           (.05)       --       (.04)     (.07)     (.19)      (.29)     (.31)     (.22)          (.12)
Distributions from net
 realized gains              (.33)    (2.27)     (1.12)       --      (.02)      (.15)     (.05)     (.70)            --
                             ----     -----      -----     -----      ----       ----      ----      ----           ----
Net asset value, end
 of year                  $ 14.28   $ 12.44    $ 14.52   $ 13.16   $ 11.19    $ 12.15   $ 10.83   $  9.70        $ 11.33
                          =======   =======    =======   =======   =======    =======   =======   =======        =======
Total return                18.34%+    0.93%+    20.37%+   18.27%+   (6.10)%+   16.54%+   15.87%+   (6.87)%+       23.14%+++
Net assets at end of
 year (000s)              $31,174   $29,821    $26,933   $48,473   $35,733    $35,647   $24,066   $25,197        $22,210
Ratio of operating
 expenses to average
 net assets*                 1.42%     1.50%      1.50%     1.50%     1.50%      1.50%     1.50%     1.50%          1.50%++
Ratio of net
 investment income
 (loss) to average net
 assets*                     0.64%     0.08%      0.23%     0.43%     1.29%      1.99%     3.17%     2.92%          2.57%++
Portfolio turnover
 rate                       47.93%    62.93%     92.35%    81.89%    72.03%     43.22%    98.70%   175.30%        118.70%
--------------
  *Reflects the
   voluntary
   assumption of fees
   or expenses per
   share in each year     $  0.06   $  0.04    $  0.02   $  0.02   $  0.03    $  0.04   $  0.05   $  0.05        $  0.05

  ** Per-share figures have been calculated using the average shares method. ++ Annualized.
   + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Investment Fund

                                                             Class B                                 Class C
                                             ------------------------------------     ------------------------------------
                                                                     June 1, 1993                            June 1, 1993
                                                                    (Commencement                           (Commencement
                                             Year ended June 30     of Share Class    Year ended June 30    of Share Class
                                             ------------------    Designations) to  -------------------    Designations) to
                                              1995**      1994      June 30, 1993     1995**      1994       June 30, 1993
                                              ------      ----      -------------     ------      ----       -------------
Net asset value, beginning of year            $12.36     $14.51         $14.78        $ 12.48    $ 14.51        $ 14.78
Net investment income (loss)*                    .01       (.02)           .00            .14        .07           (.00)
Net realized and unrealized gain (loss) on
 investments                                    2.12        .14           (.26)          2.15        .17           (.25)
Dividends from net investment income              --         --           (.01)          (.17)        --           (.02)
Distributions from net realized gains           (.33)     (2.27)            --           (.33)     (2.27)            --
                                                ----      -----          -----           ----      -----          -----
Net asset value, end of year                  $14.16     $12.36         $14.51        $ 14.27    $ 12.48        $ 14.51
                                              ======     ======         ======        =======    =======        =======
Total return                                   17.70%+     0.37%+        (1.77)%+++     18.83%+     1.41%+        (1.69)%+++
Net assets at end of year (000s)              $5,933     $4,029         $  663        $50,503    $32,991        $18,796
Ratio of operating expenses to average net
 assets*                                        2.00%      2.00%          2.00%++        1.00%      1.00%          1.00%++
Ratio of net investment income (loss) to
 average net assets*                            0.08%     (0.39)%         0.03%++        1.09%      0.59%         (0.39)%++
Portfolio turnover rate                        47.93%     62.93%         92.35%         47.93%     62.93%         92.35%
*Reflects voluntary assumption of fees or
 expenses per share in each year              $ 0.06     $ 0.04         $ 0.00        $  0.06    $  0.06        $  0.00

                                                              Class D
                                              -------------------------------------
                                                                       June 1, 1993
                                                                      (Commencement
                                              Year ended June 30,     of Share Class
                                              -------------------    Designations) to
                                               1995**       1994      June 30, 1993
                                               ------       ----      -------------
Net asset value, beginning of year              $12.36     $14.51        $14.78
Net investment income (loss)*                      .01       (.05)          .00
Net realized and unrealized gain (loss) on
 investments                                      2.11        .17           (.26)
Dividends from net investment income                --         --           (.01)
Distributions from net realized gains             (.33)     (2.27)            --
                                                  ----      -----        -------
Net asset value, end of year                    $14.15     $12.36        $ 14.51
                                                ======     ======        =======
Total return                                     17.53%+     0.45%+        (1.77)%+++
Net assets at end of year (000s)                $  699     $  551        $   491
Ratio of operating expenses to average net
 assets*                                          2.00%      2.00%          2.00%++
Ratio of net investment income (loss) to
 average net assets*                              0.08%     (0.41)%         0.12%++
Portfolio turnover rate                          47.93%     62.93%         92.35%
  *Reflects voluntary assumption of fees or
   expenses per share in each year              $ 0.06     $ 0.06        $  0.00

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Income Fund

                                                                               Class A
                                 -----------------------------------------------------------------------------------------------
                                                                                                                    August 25,
                                                                                                                       1986
                                                                                                                   (Commencement
                                                                                                                        of
                                                               Year ended June 30                                 Operations) to
                                 1995**      1994      1993      1992       1991      1990      1989       1988    June 30, 1987
                                 ------      ----      ----      ----       ----      ----      ----       ----    -------------
Net asset value, beginning of
 year                             $10.87    $10.79    $ 9.19      $8.33     $9.83     $9.87      $8.93    $10.35         $ 9.31
Net investment income*               .28       .24       .44        .39       .45       .55        .47       .53            .38
Net realized and unrealized
 gain (loss) on investments         1.37       .25      1.52        .83     (1.08)      .54        .99      (.82)           .86
Dividends from net investment
 income                             (.28)     (.26)     (.36)      (.36)     (.48)     (.52)      (.51)     (.66)          (.20)
Distributions from net
 realized gains                     (.54)     (.15)       --         --      (.39)     (.61)      (.01)     (.47)            --
                                    ----      ----     -----      -----      ----      ----       ----      ----         ------
Net asset value, end of year      $11.70    $10.87    $10.79      $9.19     $8.33     $9.83      $9.87    $ 8.93         $10.35
                                  ======    ======    ======      =====     =====     =====      =====    ======         ======
Total return                       16.12%+    4.30%+   21.64%+    14.81%+   (6.51)%+   11.33%+   17.01%+   (2.35)%+       13.42%+++
Net assets at end of year
 (000s)                          $37,327   $40,484   $28,995    $51,585   $45,233   $49,842    $40,411   $30,315        $31,277
Ratio of operating expenses
 to average net assets*             1.42%     1.50%     1.50%      1.50%     1.50%     1.50%      1.50%     1.50%          1.50%++
Ratio of net investment
 income (loss) to average
 net assets*                        2.55%     2.42%     3.76%      4.27%     5.30%     5.43%      5.20%     5.91%          5.59%++
Portfolio turnover rate            67.50%    73.96%    80.42%    102.39%   131.43%   106.40%     87.43%   163.00%         74.24%
  *Reflects the voluntary
   assumption of fees or
   expenses per share in each
   year                            $0.05     $0.05     $0.01      $0.01     $0.01     $0.02      $0.02     $0.03          $0.02

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Income Fund

                                                                    Class B                                  Class C
                                                     ------------------------------------    -------------------------------------
                                                                            June 1, 1993                             June 1, 1993
                                                                            (Commencement                           (Commencement
                                                                           of Share Class                           of Share Class
                                                     Year ended June 30   Designations) to   Year ended June 30    Designations) to
                                                     ------------------   ----------------   ------------------    ----------------
                                                     1995**      1994       June 30, 1993     1995**     1994       June 30, 1993
                                                     ------      ----       -------------     ------     ----       -------------
Net asset value, beginning of year                   $ 10.86    $ 10.79        $10.81         $ 10.86   $ 10.79        $ 10.81
Net investment income*                                   .21        .21           .02             .32       .33            .03
Net realized and unrealized gain (loss) on
 investments                                            1.38        .21          (.02)           1.39       .21           (.02)
Dividends from net investment income                    (.23)      (.20)         (.02)           (.33)     (.32)          (.03)
Distributions from net realized gains                   (.54)      (.15)           --            (.54)     (.15)            --
Net asset value, end of year                         $ 11.68    $ 10.86        $10.79         $ 11.70   $ 10.86        $ 10.79
Total return                                          15.43+       3.79%+        0.05%+++       16.64%+    4.84%+         0.14%+++
Net assets at end of year (000s)                     $16,130    $10,752        $1,060         $34,827   $20,266        $15,988
Ratio of operating expenses to average net
 assets*                                                2.00%      2.00%         2.00%++         1.00%     1.00%          1.00%++

Ratio of net investment income to average net
 assets*                                                1.95%      1.80%         1.53%++         2.93%     2.92%          1.65%++

Portfolio turnover rate                                67.50%     73.96%        80.42%          67.50%    73.96%         80.42%
*Reflects the voluntary assumption of fees or
 expenses per share in each year                     $  0.05    $  0.07        $ 0.00         $  0.05   $  0.06        $  0.00

                                                                    Class D
                                                     ------------------------------------
                                                                             June 1, 1993
                                                                            (Commencement
                                                     Year ended June 30    of Share Class
                                                     ------------------   Designations) to
                                                       1995**     1994      June 30, 1993
                                                       ------     ----      -------------
Net asset value, beginning of year                   $10.86     $10.79         $10.81
Net investment income*                                  .22        .21            .02
Net realized and unrealized gain (loss) on
 investments                                           1.36        .21           (.02)
Dividends from net investment income                   (.23)      (.20)          (.02)
Distributions from net realized gains                  (.54)      (.15)            --
                                                       ----       ----          -----
Net asset value, end of year                         $11.67     $10.86         $10.79
                                                     ======     ======         ======
Total return                                          15.33%+     3.78%+         0.04%+++
Net assets at end of year (000s)                     $1,366     $1,280         $  628
Ratio of operating expenses to average net
 assets*                                               2.00%      2.00%          2.00%++
Ratio of net investment income to average  net
assets*                                                1.96%      1.88%          1.49%++
Portfolio turnover rate                               67.50%     73.96%         80.42%
  *Reflects the voluntary assumption of fees or
   expenses per share in each year                   $ 0.05     $ 0.06         $ 0.00

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

The Funds' Investments

Each of the Capital Appreciation Fund, the Equity Investment Fund and the Equity Income Fund has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

State Street Research
Capital Appreciation Fund

The investment objective of the Capital Appreciation Fund is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

  The Capital Appreciation Fund considers emerging growth companies to be less mature companies that are growing substantially faster than the U.S. economy. The Fund will invest in those emerging growth companies believed by the Investment Manager to offer appreciation potential greater than the stock market as a whole. The Fund considers undervalued special situations to include common stocks of companies, such as larger, more mature companies, which trade at prices believed by the Investment Manager to be below the companies' intrinsic values and which therefore offer the potential for above-average investment returns. In selecting investments, the Investment Manager may also consider a variety of other factors. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and/or new or innovative products, services or processes. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments. Investing in stocks of companies which offer high appreciation potential carries greater than average risks. The length of time that the Fund may hold a particular security is generally not a consideration in making investment decisions.

State Street Research
Equity Investment Fund

The investment objective of the Equity Investment Fund is to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of established companies with above-average prospects for growth. It is a fundamental policy of the Fund under normal market conditions to invest at least 65% of its assets in equity securities (and securities convertible into equity securities).

  The Equity Investment Fund invests primarily in a diversified portfolio of companies in a broad range of industries whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments will also be made in securities of companies believed by the Investment Manager to be selling below their intrinsic values or in securities of cyclical companies believed by the Investment Manager to be at a low point in their cycles. Although the Fund's investments are not limited to companies of any particular size, it is anticipated that a majority of the securities in which the Fund invests will be listed on a national securities exchange.

The Equity Investment Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held.

State Street Research
Equity Income Fund

The investment objective of the Equity Income Fund is to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in equity and debt securities convertible into or carrying the right to acquire common stocks. The Fund seeks to provide a higher income yield than that of the S&P 500. It is a fundamental policy of the Fund under normal market conditions to invest at least 65% of its assets in equity securities and securities convertible into equity securities.

  In seeking high current income, the Equity Income Fund will invest primarily in companies with established operating histories, potential for dividend growth, low price to earnings and/or price to book ratios relative to the S&P 500, and/or whose securities are trading at prices believed by the Investment Manager to be below the true value of such securities, i.e., value stocks. It is anticipated that a majority of the equity securities in which the Fund invests will be listed on a national securities exchange.

  In order to further enhance its income, the Equity Income Fund may invest up to 35% of its total assets in nonconvertible debt securities (corporate and government bonds of various maturities) and warrants (limited in the latter case to 5% of net assets) when the Investment Manager believes such investments will help to achieve the Fund's investment objective of high current income.

  The Fund may invest up to 15% of its total assets in lower quality, nonconvertible debt securities rated at the time of purchase BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. The Fund is not subject to any rating limitations with respect to its investments in convertible securities. The mix of convertible and nonconvertible securities in different rating categories varies over time depending on, among other factors, changes in investment strategy.

  Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

  For the fiscal year ended June 30, 1995, the percentage of the Equity Income Fund's total investments on an average annual basis invested in nonconvertible debt and convertible securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 0.6% BB, 11.5% B, 2.1% CCC and 0.2% D, as determined on a dollar weighted basis, comprising 14.4% of total investments. Of these securities, 70.9% were rated by a nationally recognized statistical rating organization and 29.1% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings, as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.

  In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

  The Equity Income Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held.

Investment Practices

Foreign Investments

Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts

("EDRs"). Under current policy, however, each Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

  ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. Each Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

  The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

  It is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies. However, each Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although no Fund presently expects to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

  For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

  In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

Under a pending change in policies, each Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time.

  A Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

  Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" basis. A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of a Fund's net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

  The Funds may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

  As detailed above, each Fund seeks to attain a particular investment objective. From time to time, however, the Funds, in seeking to achieve their different investment objectives, may hold securities which are issued by similar companies and traded in the same markets. It is also possible that a particular security may be held by more than one Fund when the Investment Manager determines that holding such security is in the best interests of each such Fund and the security meets the criteria set forth above. For example, a stock which is deemed by the Investment Manager to have above-average potential for long-term earnings growth, to be undervalued relative to other stocks with similar earnings potential and to have an above-average dividend yield could be held simultaneously by all three Funds. In all cases, securities will be selected for each Fund by the Investment Manager with a view to realizing that Fund's investment objective.

  During periods when the Investment Manager deems it advisable, the Funds may engage in active trading of portfolio securities. This could result in a high rate of portfolio turnover and correspondingly greater transaction costs to the Funds, including brokerage commissions.

Limiting Investment Risk

In seeking to lessen investment risk, each Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, no Fund may (a) purchase a security of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. Pursuant to a pending change in policies, each Fund will be subject to a nonfundamental investment restriction under which no Fund may invest more than 15% of such Fund's total assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of such Fund's total assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently.

  Fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of each Fund. Nonfundamental investment restrictions may be changed without a shareholder vote. For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

  A Fund may not lend money; however, a Fund may lend portfolio securities under a pending change in policies, and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto). The Capital Appreciation and Equity Investment Funds may not invest in warrants.

  Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 16 to 31 below.

A Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase
Through Dealers

Shares of the Funds are continuously offered through securities dealers who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in a Fund may be made by mailing or delivering to the investor's securities dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

  Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

  If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

  ABA #011000028
  State Street Bank and Trust Company
  Boston, MA
  BNF = Name of Fund and class of shares
  (A, B, C or D)
  AC = 99029761
  OBI = Shareholder Name
  Shareholder Account Number
  Control #K (assigned by State Street  Research Shareholder Services)

  In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

  An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

  A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Each Fund reserves the right to suspend the sale of shares.

Minimum Investment
                                     Class of Shares
                             ------------------------------
                               A         B      C      D
                             ------    ------  ---   ------
Minimum Initial Investment
 By Wire                     $5,000    $5,000   (a)  $5,000
 IRAs                        $2,000    $2,000   (a)  $2,000
 By Investamatic             $1,000    $1,000   (a)  $1,000
 All other                   $2,500    $2,500   (a)  $2,500
Minimum Subsequent Investment
 By Wire                     $5,000    $5,000   (a)  $5,000
 IRAs                        $   50    $   50   (a)  $   50
 By Investamatic             $   50    $   50   (a)  $   50
 All other                   $   50    $   50   (a)  $   50
(a) Special conditions apply; contact the Distributor.

The Funds reserve the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

  As described in greater detail below, securities dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:

                      CLASS A                     CLASS B                   CLASS C    CLASS D
                      -------                     -------                   -------    -------
Sales Charges         Initial sales charge        Contingent deferred       None       Contingent deferred
                      at time of                  sales charge of 5% to                sales charge of 1%
                      investment of up            2% applies to any                    applies to any shares
                      to 4.5% depending           shares redeemed                      redeemed within one
                      on amount of investment     within first five years              year following their
                                                  following their                      purchase
                                                  purchase; no
                                                  contingent deferred
                                                  sales charge
                                                  after five years

                      On investments of $1
                      million or more, no
                      initial sales charge;
                      but contingent deferred
                      sales charge of 1%
                      applies to any shares
                      redeemed within
                      one year following
                      their purchase

Distribution Fee      None                        0.75% for first           None       0.75% each year
                                                  eight years;
                                                  Class B shares
                                                  convert auto-
                                                  matically to
                                                  Class A shares
                                                  after eight years

Service Fee           0.25% each year             0.25% each year           None       0.25% each year

Initial Commission    Above described             4%                        None       1%
Received by Selling   initial sales charge
Securities Dealer     less 0.25% to 0.50%
                      retained by Distributor

                      On investments of $1
                      million or more,
                      0.25% to 1% paid
                      to dealer by Distributor

In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

  Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in a Fund.

  An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

  Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

  Only certain employee benefit plans and large institutions may make investments in Class C shares.

  Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares--Initial Sales Charges

Sales Charges
The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the securities dealer responsible for the sale.

                           Sales       Sales
                          Charge      Charge
                          Paid by     Paid by      Dealer
        Dollar           Investor    Investor    Concession
       Amount of          As % of     As % of      As % of
       Purchase          Purchase    Net Asset    Purchase
      Transaction          Price       Value        Price
      -----------          -----       -----        -----
Less than $100,000         4.50%       4.71%         4.00%
-----------------------------------------------------------
$100,000 or above
but less than $250,000     3.50%       3.63%         3.00%
-----------------------------------------------------------
$250,000 or above
but less than $500,000     2.50%       2.56%         2.00%
-----------------------------------------------------------
$500,000 or above
but less than
$1 million                 2.00%       2.04%         1.75%
-----------------------------------------------------------
$1 million and above                                 See
                              0%          0%      following discussion
-----------------------------------------------------------
  On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer a commission as follows:

 Amount of Sale                Commission
 --------------                ----------
(a) $1 million to $3 million       1.00%
(b) Next $2 million                0.50%
(c) Amount over $5 million         0.25%

  On such sales of $1,000,000 or more, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

  Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Funds and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

  The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

  Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                Contingent Deferred
                                    Sales Charge
                                 As A Percentage Of
                                  Net Asset Value
Redemption During                  At Redemption
-----------------                  -------------
1st Year Since Purchase                  5%
2nd Year Since Purchase                  4
3rd Year Since Purchase                  3
4th Year Since Purchase                  3
5th Year Since Purchase                  2
6th Year Since Purchase and
  Thereafter                            None

  In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account;
(ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) Each Fund may modify or terminate the waivers at any time; for example, a Fund may limit the application of multiple waivers.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.

  Class C shares are only available for new investments by certain employee benefit plans and large institutions. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.

  Class C shares may be also issued in connection with mergers and acquisitions involving a Fund, and under certain other circumstances as described in this Prospectus (e.g., see "Shareholder Services--Exchange Privilege").

  Class C shares may have also been issued directly or through exchanges to those shareholders of the Funds or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays securities dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

  Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

Each Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.

Distribution Plan

The Funds have adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

 Class  Service Fee     Distribution Fee
 -----  -----------     ----------------

  A         0.25%             None
  B         0.25%             0.75%
  C         None              None
  D         0.25%             0.75%

  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

  The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

  Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

  A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay dis-tribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Funds nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

  The Funds have reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. A Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

  To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

  A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corpo-rations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

The Funds' Open Account System provides the following options:

1. Additional purchases of shares of any Fund may be made through dealers, by wire or by mailing a check payable to the applicable Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.

   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

  Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Funds or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

  For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

  The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

  The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of a Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

  Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder

Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

Each Fund offers Class A, Class B and Class D shareholders the Investamatic Check Program. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

  The Funds also offer tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations and IRAs. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Funds' Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the designated Fund shall be credited to participating shareholders in additional shares of that Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the relevant Fund or Funds, a shareholder's investment will decrease and may eventually be exhausted.

  In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

  Expenses of the Plan are borne by the Funds. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the investment is made is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Funds' Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the applicable Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically; and

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-521-6548. The Telephone Redemption-by-Wire Form requires a signature guarantee.

  A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

  A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

  Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

  Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:

  Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Funds. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:

  Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Funds and Their Shares

The Funds were organized in 1986 as series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Funds is June 30.

  Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

  Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.

  The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. Under a pending amendment to the Master Trust Agreement, the Trustees may reorganize, merge or liquidate a Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

  Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

  Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

  As of July 31, 1995, Metropolitan Life Insurance Company ("Metropolitan") was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 83% and

42% of the outstanding Class D shares of the Equity Investment Fund and the Equity Income Fund, respectively, and may be deemed to be in control of such Class D shares of the Funds. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.

Management of the Funds

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees.

  The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.

  The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

  The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan, and are located at One Financial Center, Boston, Massachusetts 02111-2690.

  The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.

  Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of each of the Equity Investment Fund and the Equity Income Fund and 0.75% (on an annual basis) of the average daily value of the net assets of the Capital Appreciation Fund. The advisory fee payable by the Capital Appreciation Fund is higher than advisory fees paid by many other investment companies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by each Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Funds sell shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

  The Capital Appreciation Fund is managed by Frederick R. Kobrick. Mr. Kobrick has managed the Fund since its inception in August 1986. Mr. Kobrick's principal occupation currently is, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

  The Equity Investment Fund is managed by Peter C. Bennett. Mr. Bennett has managed the Fund since October 1995 and previously managed the Fund from July 1989 through October 1994. His principal occupation currently is Executive
Vice President and Director of State Street Research & Management Company.
Mr. Bennett also serves as Chief Investment Officer -- Equity and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company.

  The Equity Income Fund is managed by Bartlett R. Geer. Mr. Geer has managed the Fund since January 1992. Mr. Geer's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

  Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for a Fund's portfolio transactions.

  The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

  Dividends from net investment income, if any, normally will be paid twice each year for the Capital Appreciation Fund, and four times each year for the Equity Investment Fund and the Equity Income Fund. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the relevant Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

  Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

  Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of a Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

  Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

  The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. A Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Capital Appreciation Fund might be compared to the Lipper Capital Appreciation Funds Group, the Russell 2000 Index and the Small Stock Index. The performance of the Equity Investment and Equity Income Funds might be compared to the Lipper Growth and Income Funds Group and the Lipper Equity Income Funds Group, respectively.

  Total return is computed separately for each class of shares of the Funds. The average annual total return ("standard total return") for shares of a Fund is computed by determining the average annual compounded rate of return for a designated period that, if applied to a hypothetical $1,000 initial investment (less the maximum initial or contingent deferred sales charge, if applicable), would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

  A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

  The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

  A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore, can be significantly different from it. In its supplemental sales literature, a Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

  Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to a Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features.

  Shares of the Funds had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

  Performance data for periods prior to June 1, 1993 will not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

APPENDIX

Description of Debt/Bond Ratings

Standard & Poor's Corporation

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

  C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equi-ties, commodities, or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

[BACK COVER]

STATE STREET RESEARCH
CAPITAL APPRECIATION FUND
EQUITY INVESTMENT FUND
EQUITY INCOME FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

ET-610D-1195IBS

CONTROL NUMBER: 2725-951108(1296)SSR-LD

[FRONT COVER]

                   [State Street Logo] State Street Research
                             State Street Research
                           Capital Appreciation Fund
                             Equity Investment Fund
                               Equity Income Fund

                                November 1, 1995

                              P R O S P E C T U S

State Street Research
Global Resources Fund
Prospectus

November 1, 1995

The investment objective of State Street Research Global Resources Fund (the "Fund") is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries. See page 6.

State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of June 30, 1995, the Investment Manager had assets of approximately $26.2 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

There are risks in any investment program, including the risk of changing conditions in the securities markets generally and in the energy, natural resources and related industries in particular, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated November 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

The Fund is a nondiversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents                  Page

Table of Expenses                     2
Financial Highlights                  4
The Fund's Investments                6
Limiting Investment Risk             10
Purchase of Shares                   11
Redemption of Shares                 19
Shareholder Services                 20
The Fund and its Shares              24
Management of the Fund               25
Dividends and Distributions; Taxes   26
Calculation of Performance Data      27

The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                         Class A     Class B     Class C     Class D
                                                         --------    --------    --------   ----------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                   4.5%        None        None       None
  Maximum Sales Charge Imposed on Reinvested
   Dividends (as a percentage of offering price)         None        None        None       None
  Maximum Deferred Sales Charge (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                   None (2)    5%          None       1%
  Redemption Fees (as a percentage of amount
   redeemed, if applicable)                              None        None        None       None
  Exchange Fees                                          None        None        None       None

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                          Class A    Class B    Class C     Class D
                                           -------    -------    -------   ---------

Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees                           0.75%      0.75%      0.75%       0.75%
  12b-1 Fees                                0.25%      1.00%      None        1.00%
  Other Expenses                            1.57%      1.57%      1.57%       1.57%
   Less Voluntary Reduction                (0.82%)    (0.82%)    (0.82%)     (0.82%)
                                           -------    -------    -------   ---------
    Total Fund Operating Expenses
     (after voluntary reduction)            1.75%      2.50%      1.50%       2.50%
                                           =======    =======    =======   =========

Example:                                   1 Year    3 Years    5 Years     10 Years
                                           -------    -------    -------   ---------

You would pay the following expenses
on a $1,000 investment including, for
Class A shares, the maximum applicable
initial sales charge and assuming (1)
5% annual return and (2) redemption of
the entire investment at the end of
each time period:
 Class A shares                             $62        $ 98       $136        $242
 Class B shares (1)                         $75        $108       $153        $265
 Class C shares                             $15        $ 47       $ 82        $179
 Class D shares                             $35        $ 78       $133        $284

You would pay the following expenses on the same investment, assuming no redemption:

                                           1 Year    3 Years    5 Years     10 Years
                                           -------    -------    -------   ---------
 Class B shares (1)                        $25        $78        $133      $265
 Class D shares                            $25        $78        $133      $284

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended June 30, 1995; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal year ended June 30, 1995, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 2.57%, 3.12%, 2.06% and 3.10%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.82%, 0.79%, 0.73% and 0.77% of average net assets of each of the Class A, Class B, Class C and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended June 30, 1995 differed among classes because of fluctuations during the year in the relative levels of assets in each class and in expenses before reimbursement. The Fund expects the subsidization of fees or expenses to continue in the current year, although it cannot give complete assurance that such assistance will be received.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see the Fund's Annual Report which appears under the caption "Financial Statements" in the Statement of Additional Information. Past performance may not be indicative of future performance because of, among other things, changes in the Fund's investment strategy in July 1995; see "Calculation of Performance Data."


                                                       Class A                                               Class B
                          -----------------------------------------------------------------    -------------------------------------
                                                                                                                       June 1, 1993
                                                                              March 2, 1990                           (Commencement
                                                                              Commencement                           of Share Class
                                         Year ended June 30               of Operations) to Year Ended June 30     Designations) to
                         -------------------------------------------------                  -------------------      June 30,1993
                         1995**    1994**     1993       1992     1991      June 30, 1990     1995**    1994**
                         -------   -------    -------   -------   -------   --------------    -------   -------     --------------

Net asset value,
 beginning  of period    $11.84    $13.51     $ 8.02     $9.12    $11.23     $11.94            $11.78     $13.51       $12.99
Net investment income
 (loss)*                   (.16)     (.17)      (.13)     (.12)      .03        .03              (.23)      (.23)        (.02)
Net realized and
 unrealized  gain
 (loss) on investments      .48     (1.50)      5.62      (.98)    (2.07)      (.74)              .48      (1.50)         .54
Distribution from net
 realized gains              --        --         --        --      (.06)        --                --         --           --
Dividend from net
 investment income           --        --         --        --      (.01)        --                --         --           --
                        -------   -------    -------   -------   -------   ------------       -------    -------      -------------

Net asset value, end
 of  period              $12.16    $11.84     $13.51     $8.02    $ 9.12     $11.23            $12.03     $11.78       $13.51
                        =======   =======    =======   =======   =======   ============       =======    =======      =============

Total return               2.70%+  (12.36)%+   68.45%+  (12.06)%+ (18.28)%+   (5.95)%+++         2.12%+   (12.81)%+      4.00%+++
Net assets at end of
 period  (000s)         $25,692   $30,679    $33,513   $19,227   $29,760    $35,321            $7,030     $6,333       $1,048
Ratio of operating
 expenses  to average
 net assets*               1.75%     1.75%      1.75%     1.75%     1.75%      1.75%++           2.33%      2.25%        2.25%++

Ratio of net
 investment  income
 (loss) to average  net
 assets*                  (1.41)%   (1.46)%    (1.44)%   (1.16)%    0.25%       .81%++          (1.98)%    (1.93)%      (1.98)%++
Portfolio turnover
 rate                     62.94%    30.98%     61.00%    47.09%   108.18%     17.09%            62.94%     30.98%       61.00%

*Reflects voluntary
assumption of fees or
expenses per share in
each period              $ 0.09     $0.11      $0.03     $0.05     $0.03      $0.01             $0.09      $0.14        $0.00

**Per-share figures have been calculated using the average shares method. ++Annualized.
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.


                                                       Class C                                          Class D
                                           ---------------------------------------        -----------------------------------

                                                                    June 1, 1993                                June 1, 1993
                                                                   (Commencement                               (Commencement
                                                                   of Share Class                             of Share Class
                                          Year ended June 30       Designations )to       Year ended June 30 Designations) to
                                          -------------------    -----------------        ------------------ ----------------

                                          1995**     1994**       June 30, 1993           1995**     1994**     June 30, 1993
                                          ------    --------    -----------------        ------    --------   --------------
Net asset value, beginning of period      $11.90    $ 13.52     $12.99                   $11.77     $ 13.51       $12.99
Net investment income (loss)*               (.11)      (.15)      (.00)                    (.23)       (.23)        (.02)
Net realized and unrealized gain
(loss)  on investments                       .48      (1.47)       .53                      .48       (1.51)         .54
Distribution from net realized gains          --         --         --                       --          --           --
Dividend from net investment income           --         --         --                       --          --           --
                                          ------    --------    -----------              ------    --------   -------------
Net asset value, end of period            $12.27    $ 11.90     $13.52                   $12.02     $ 11.77       $13.51
                                          ======    ========    ===========              ======    ========   =============
Total return                                3.11%+   (11.98)%+    4.08%+++                 2.12%+    (12.88)%+      4.00%+++
Net assets at end of period (000s)        $3,288    $   960     $  146                   $2,350     $ 1,931       $  588
Ratio of operating expenses to average
 net assets*                                1.33%      1.25%      1.25%++                  2.33%       2.25%        2.25%++
Ratio of net investment income (loss)
 to average net assets*                    (1.01)%    (0.95)%    (1.05)%++                (1.99)%     (1.94)%      (2.00)%++
Portfolio turnover rate                    62.94%     30.98%     61.00%                   62.94%      30.98%       61.00%

 *Reflects voluntary assumption of
fees or expenses per share in each
period                                    $ 0.08     $  0.16       $ 0.00                $ 0.09     $  0.13       $ 0.00

**Per-share figures have been calculated using the average shares method. ++Annualized.
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

The Fund's Investments

The Fund's investment objective is to provide long- term growth of capital. The Fund's investment objective is a fundamental policy that may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund.

In seeking to achieve its investment objective, the Fund invests not less than 65% of its total assets under normal market conditions in equity securities of domestic and foreign companies in the energy and natural resources industries. Such investments can provide long-term growth of capital and a measure of protection during inflationary periods. The noted industries include companies engaged in the exploration, development and production of energy, energy sources, metals and other resources; the extraction, refining, processing, distribution, marketing, transportation and transmission of energy and natural resource products; research, experimentation, and development respecting such resources and products; ownership or control of leases, rights or royalty interests in such products; and manufacturing and supplying equipment, components, parts or services related to such products.

Energy and energy sources include oil, oil shale, methane gas, propane, coal, nuclear, solar, biomass, geothermal and similar conventional or new forms of energy. Other natural resources include ferrous metals such as iron and steel, aluminum and copper; non-ferrous metals; precious metals such as gold, silver and platinum; timberland; and similar resources. The kind of issuers in which the Fund may invest include, for example, gas and oil exploration companies, oil and oil service companies, utilities, steel mills, gold and other mining companies. The Investment Manager deems a particular company to be in an energy or natural resource industry if at the time of investment at least 50% of the company's assets or gross revenues is directly connected with or derived from the relevant industry. Under ordinary conditions, the Fund will invest in the securities markets of at least three countries, including the United States.

The Fund may also invest up to 35% of its total assets under normal market conditions in the securities of issuers in industries that are not related to the energy or natural resources industries. Such securities include domestic or foreign equity securities, bonds, debentures and notes of varying maturities.

Equity securities are defined as domestic and foreign common stocks, preferred stocks, warrants (limited to 5% of the Fund's net assets) to acquire common stock, depositary receipts in respect of foreign equity securities and debt securities convertible into or carrying the right to acquire common stock. The Fund may invest in the equity securities of both large and small capitalization companies; small capitalization companies include those whose outstanding publicly traded equity securities have a market value of less than $1 billion at the time of the investment. These may include equity securities of companies with above-average prospects for long-term growth, more cyclical or lesser growing companies when the securities thereof are considered by the Investment Manager to be undervalued, and companies which may be attractive because of assets they own or other circumstances. The Fund anticipates that a majority of the total value of the equity securities in which it will invest will be listed on a major domestic or foreign securities exchange or included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system. The Fund does not presently expect over-the-counter securities which are not included on NASDAQ to comprise a substantial portion of the total value of its portfolio.

The debt securities in which the Fund may invest include investment grade securities as well as lower quality securities; however, the Fund will not invest more than 10% of its total assets in lower quality debt securities. Investment grade securities are securities rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower quality debt securities include securities rated, at the time of purchase, BB or lower by S&P or Ba or lower by Moody's, or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities.

Owing principally to the volatility of price levels of securities of issuers in the energy and natural resources industries, the Fund may trade portfolio securities without regard to the length of time held and will engage in short-term trading whenever the Investment Manager determines market conditions warrant. For example, if portfolio holdings of an issuer experienced significant short-term appreciation as a result of changes in its industry or in circumstances unique to the particular issuer, the Investment Manager might deem it appropriate to realize such appreciation on behalf of shareholders. Conversely, the Investment Manager might seek to avoid losses by disposing of securities held for a relatively short time if significant, unanticipated decreases in value occurred or appeared imminent. The Fund might also invest in bonds and other debt securities to preserve capital if conditions warranted. As part of its investment strategy, the Investment Manager may employ a portfolio rotation approach, which involves a reallocation, from time to time, among the best performing areas of the relevant industries.

As indicated above, the Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant.

A significant level of short-term trading activities will result in higher brokerage, transaction and administrative costs. In addition, such short-term trading may increase the amount of capital gains realized by the Fund in a given year, and thus the amount of taxable distributions to shareholders.

Risk Factors and Special Considerations

Value of Shares and Assets

The value of the Fund's investments (and accordingly the net asset value of its shares) will be subject to fluctuation in response to a variety of economic, political and other factors, especially recessionary or inflationary economies or expectations in the United States and other countries. Historically, increases in the prices of energy and other natural resources have often corresponded to periods of high inflation. Under some circumstances, the securities of companies in the energy and natural resources industries may increase in response to appreciation in the price of the underlying energy and other natural resources products relevant to such companies. To the extent the value of the Fund's portfolio participates in this appreciation, such investments can provide a measure of inflation protection during inflationary periods. There can be no assurance that any such rise in energy or material resources price levels will correspond to increases in general price levels, or that the value of the securities held by the Fund will appreciate during inflationary periods. Because the Fund's investments are concentrated in the energy and natural resources industries, the value of its shares is especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. The securities of companies in the energy and natural resources industries are affected by changes in the supply and demand of oil, natural gas and other energy fuels, as well as ferrous, non- ferrous and precious metals. Supply and demand can fluctuate significantly over a short period of time due to changes in, for example, weather, international politics (including particularly developments in the former Soviet Union and in the Middle East), policies of the Organization of Petroleum Exporting Countries ("OPEC"), relationships between OPEC nations, conservation, the regulatory environment, governmental tax policies and the economic growth and stability of countries which consume or produce large amounts of energy and other natural resources.

Issuers of securities in which the Fund invests, particularly those whose securities are traded over-the-counter, may be limited in product lines, markets and financial resources and may be dependent on entrepreneurial management. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more sea-soned companies or the market as a whole. Such companies also typically reinvest most of their net income in the enterprise and typically do not pay dividends.

The Fund may invest from time to time in equity securities of public utilities. Such issuers are subject to regulation by local governmental authorities which may inhibit the potential for capital appreciation of their securities.

The Fund is a nondiversified fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as any fund other than a diversified fund. A diversified fund means, with certain exceptions, any fund that with respect to 75% of its total assets does not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of any such issuer. As a nondiversified fund, it will not be subject to the 75% limit noted; the Fund therefore will be subject to greater risk from adverse developments which affect such issuers than would a fund that has greater diversification of investments. However, with respect to 50% of its total assets, the Fund will not invest more than 5% of its total assets in any single issuer.

As noted above, the Fund may invest up to 10% of its total assets in debt securities rated BB or lower by S&P or Ba or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include
(i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see the Statement of Additional Information. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

Under normal conditions, the Fund will invest in the underlying securities of issuers organized under the laws of at least three different countries, including the United States. The Fund will invest in securities of non- U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

In order to protect against the effects of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. See the Statement of Additional Information.

Other Investment Policies

The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the

Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information. The Fund may enter into repurchase agreements and purchase when-issued securities.

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental investment restrictions. Under these restrictions the Fund may not invest in a security if the transaction would result in: (i) the Fund owning more than 10% of any class of voting securities of an issuer; or (ii) more than 25% of the Fund's assets being invested in securities of issuers in any one industry other than any energy industry (provided that the foregoing restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The fundamental investment restrictions set forth in this paragraph may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.

The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid, provided that restricted securities, excluding restricted securities eligible for resale pursuant to exemptive rules or regulations under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days.

For further information on these and other investment restrictions, including other nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information. The investment restrictions and limitations set forth apply as of the time of the relevant investment.

The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes when in the opinion of the Investment Manager market conditions warrant. To the extent the Fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Fund's investment objective. The types of short-term instruments in which the Fund may invest for temporary defensive purposes are described in the Statement of Additional Information and include short-term money market securities such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). For further information, see the Statement of Additional Information.

The Investment Manager also manages the assets of other clients that, in seeking to achieve their investment objectives, may hold investments that are similar to those held by the Fund and that trade in the same markets as the Fund. It is also possible that a particular investment may be held by more than one client when the Investment Manager determines that holding such investment is in the best interests of each and the investment meets the differing investment objectives of each.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 11 to 24 below.

The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers

Shares of the Fund are continuously offered through securities dealers who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's securities dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

ABA #011000028
 State Street Bank and Trust Company
 Boston, MA
 BNF = State Street Research Global Resources Fund and class of shares (A, B,
       C or D)
 AC =  99029761
 OBI = Shareholder Name
       Shareholder Account Number
       Control #K (assigned by State Street  Research Shareholder Services)

In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. The Fund reserves the right to suspend the sale of shares.

Minimum Investment
                                     Class of Shares
                             -------------------------------
                               A        B       C       D
                             -----    -----    --   -------
Minimum Initial
Investment
 By Wire                     $5,000   $5,000   (a)  $5,000
 IRAs                        $2,000   $2,000   (a)  $2,000
 By Investamatic             $1,000   $1,000   (a)  $1,000
 All Other                   $2,500   $2,500   (a)  $2,500
Minimum Subsequent Investment
 By Wire                     $5,000   $5,000   (a)  $5,000
 IRAs                        $   50   $   50   (a)  $   50
 By Investamatic             $   50   $   50   (a)  $   50
 All Other                   $   50   $   50   (a)  $   50

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g. Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

As described in greater detail below, securities dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:

                               CLASS A                      CLASS B              CLASS C            CLASS D
                        -----------------------    --------------------------    --------   -----------------------
Sales Charges          Initial sales              Contingent deferred           None        Contingent deferred
                       charge at time of          sales charge of 5%                        sales charge of 1%
                       investment of up           to 2% applies to any                      applies to any shares
                       to 4.5% depending          shares redeemed within                    redeemed within one
                       on amount of               first five years following                year following
                       investment                 their purchase; no                        their purchase
                                                  contingent deferred
                                                  sales charge after
                                                  five years
                       On investments of $1
                       million or more, no
                       initial sales charge;
                       but contingent deferred
                       sales charge of 1%
                       applies to any shares
                       redeemed within one
                       year following their
                       purchase

Distribution Fee       None                       0.75% for first               None        0.75% each year
                                                  eight years;
                                                  Class B shares
                                                  convert auto-
                                                  matically to
                                                  Class A shares
                                                  after eight years

Service Fee            0.25% each year            0.25% each year               None        0.25% each year

Initial                Above described            4%                            None        1%
Commission             initial sales charge
Received               less 0.25% to 0.50%
by Selling             retained by
Securities             Distributor
Dealer
                       On investments of $1
                       million or more,
                       0.25% to 1% paid
                       to dealer by
                       Distributor


In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight- year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

Only certain employee benefit plans and large institutions may make investments in Class C shares.

Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares - Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the securities dealer responsible for the sale.

                           Sales       Sales
                          Charge       Charge
                          Paid by     Paid by        Dealer
        Dollar           Investor     Investor     Concession
      Amount of           As % of     As % of       As % of
       Purchase          Purchase    Net Asset      Purchase
     Transaction           Price       Value         Price

Less than $100,000         4.50%        4.71%          4.00%

$100,000 or above but
less than $250,000         3.50%        3.63%          3.00%

$250,000 or above but
less than $500,000         2.50%        2.56%          2.00%

$500,000 or above but
less than
$1 million                 2.00%        2.04%          1.75%

$1 million and above                                    See
                                                    following
                              0%           0%      discussion

On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer a commission as follows:

 Amount of Sale                 Commission
----------------------------    -----------
(a) $1 million to $3 million    1.00%
(b) Next $2 million             0.50%
(c) Amount over $5 million      0.25%

On such sales of $1,000,000 or more, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Man-ager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares - Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                               Contingent Deferred
                                                  Sales Charge
                                               As A Percentage Of
                                                 Net Asset Value
Redemption During                                 At Redemption
------------------------------------------    ---------------------
1st Year Since Purchase                                 5%
2nd Year Since Purchase                                 4
3rd Year Since Purchase                                 3
4th Year Since Purchase                                 3
5th Year Since Purchase                                 2
6th Year Since Purchase and Thereafter                  None

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares - Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

Class C shares are only available for new investments by certain employee benefit plans and large institutions. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.

Class C shares may be also issued in connection with mergers and acquisitions involving the Fund, and under certain other circumstances as described in this Prospectus (e.g., see "Shareholder Services--
Exchange Privilege").

Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares - Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays securities dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordi-narily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

  Class      Service Fee     Distribution Fee
--------     ------------   -------------------
A            0.25%          None
B            0.25%          0.75%
C            None           None
D            0.25%          0.75%

Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or
(3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562- 0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

The Fund's Open Account System provides the following options:

1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

 (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

 (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

 (c) All income dividends and capital gains distributions in cash.

 (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same

Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. Consult Shareholder Services before requesting an exchange or for further information.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Fund offers Class A, Class B and Class D shareholders the Investamatic Check Program. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

The Fund also offers tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations and IRAs. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either
(a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the investment is made is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically; and

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-521-6548. The Telephone Redemption-by-Wire Form requires a signature guarantee.

A shareholder may decline the automatic Telephone Privileges set forth in (1) and (2) above by so indicating on the Application accompanying this Prospectus.

A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund was organized in 1990 as an additional series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is June 30.

Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignations would not affect any substantive rights respecting the shares.

Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrange-ment and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. Under a pending amendment to the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self- perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve, sector rotation and duration, among other factors.

The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.

The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by the Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Fund sells shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

The Fund is managed by Daniel J. Rice III. Mr. Rice has managed the Fund since its inception in March 1990. Mr. Rice's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

The Fund declares dividends from net investment income semiannually and pays such dividends, if any, twice each year; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations). Both dividends from net investment income and distributions of capital gain net income will be declared and paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Natural Resource Funds Index compiled by Lipper Analytical Services, Inc., Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated period that, if applied to a hypothetical $1,000 initial investment (less the maximum initial or contingent deferred sales charge, if applicable), would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In evaluating the Fund's performance, consideration should be given to changes in the Fund's investment strategy in July, 1995. The investment strategy of the Fund was changed to include more investments in the natural resources industries. Prior to the change, the Fund invested at least 65% of its total assets in the equity securities of companies in the energy industries. Under its current investment strategy, the Fund invests at least 65% of its total assets in the equity securities of companies in the energy and natural resources industries.

In addition, the net asset values of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 1, 1993 will not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[STATE STREET RESEARCH LOGO]

State Street Research
Global Resources Fund

      STATE STREET RESEARCH
      GLOBAL RESOURCES FUND
      One Financial Center
      Boston, MA 02111

      INVESTMENT ADVISER
      State Street Research & Management Company
      One Financial Center
      Boston, MA 02111

      DISTRIBUTOR
      State Street Research
      Investment Services, Inc.
      One Financial Center
      Boston, MA 02111

      SHAREHOLDER SERVICES
      State Street Research
      Shareholder Services
      P.O. Box 8408
      Boston, MA 02266
      800-562-0032

      CUSTODIAN
      State Street Bank and
      Trust Company
      225 Franklin Street
      Boston, MA 02110

      LEGAL COUNSEL
      Goodwin, Procter & Hoar
      Exchange Place
      Boston, MA 02109

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      160 Federal Street
      Boston, MA 02110

November 1, 1995

PROSPECTUS

EG-611D-1195IBS              CONTROL NUMBER: 2726-951026(1196)SSR-LD

                     Supplement No. 1 dated November 1, 1995
                                       to
           Statement of Additional Information dated November 1, 1995 for
                 STATE STREET RESEARCH CAPITAL APPRECIATION FUND
                  STATE STREET RESEARCH EQUITY INVESTMENT FUND
                    STATE STREET RESEARCH EQUITY INCOME FUND

                  Series of State Street Research Equity Trust

     The section captioned "Additional Investment Policies and Restrictions" at pages 2 through 5 in the attached Statement of Additional Information reflects policy changes which have not been finalized. Until such finalization, the section reads in its entirety as follows:

                   "ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "The Funds' Investments" and "Limiting Investment Risk" in the Funds' Prospectus, State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund" or the "Fund"), State Street Research Equity Investment Fund (the "Equity Investment Fund" or the "Fund") and State Street Research Equity Income Fund (the "Equity Income Fund" or the "Fund") have adopted certain investment restrictions.

     All of the Funds' fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" mean the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is each Fund's policy:

      (1) not to invest in a security if the transaction would result in more than 5% of a Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (2) not to invest in a security if the transaction would result in a Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (3) not to invest in a security if the transaction would result in more than 5% of a Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), and except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (4)  not to issue senior securities;

      (5) not to underwrite or participate in the marketing of securities of other issuers, although a Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities;

      (6) not to purchase or sell real estate in fee simple or real estate mortgage loans;

      (7) not to invest in commodities or commodity contracts, except that a Fund may make investments in financial futures, options on financial futures and forward currency exchange contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

      (8) not to make loans except that a Fund may purchase bonds, debentures, notes and similar debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities;

      (9) not to invest more than 10% of its assets in illiquid securities, including securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable;

      (10) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

      (11) not to invest in oil, gas or other mineral exploration or development programs (provided that a Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

      (12) not to make any investment which would cause more than 25% of the value of a Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

      (13) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of a Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of a Fund's total assets. Reverse repurchase agreements occur when a Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. A Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

     The following investment restrictions may be changed with respect to any Fund by a vote of a majority of the Trustees. Under these restrictions, it is each Fund's policy:

      (1) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

      (2) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of such Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

      (3) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company,
           (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

      (4) not to purchase or retain any security of an issuer if , to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

      (5) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

      (6) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.

At the present time, notwithstanding clause (5) above, the Capital Appreciation Fund and the Equity Investment Fund may not invest in any warrants, as noted in the Prospectus. Also, the Equity Income Fund has undertaken with a state securities authority that, for so long as such Fund's shares are required to be registered for sale in such state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange."

CONTROL    NUMBER:  2770-951101(1296)SSR-LD  ET-365E-1195

                 State Street Research Capital Appreciation Fund
                  State Street Research Equity Investment Fund
                    State Street Research Equity Income Fund

                                    Series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1995

                               TABLE OF CONTENTS
                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES ...........    5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   13

TRUSTEES AND OFFICERS .....................................................   18

INVESTMENT ADVISORY SERVICES ..............................................   23

PURCHASE AND REDEMPTION OF SHARES .........................................   25

NET ASSET VALUE ...........................................................   27

PORTFOLIO TRANSACTIONS ....................................................   29

CERTAIN TAX MATTERS .......................................................   31

DISTRIBUTION OF SHARES OF THE FUNDS .......................................   33

CALCULATION OF PERFORMANCE DATA ...........................................   40

CUSTODIAN .................................................................   45

INDEPENDENT ACCOUNTANTS ...................................................   45

FINANCIAL STATEMENTS ......................................................   46

The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Equity Income Fund dated November 1, 1995, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

XXX
CONTROL NUMBER:  1285B-951101(1296)SSR-LD                         ET-879D-1195

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Funds' Investments" and "Limiting Investment Risk" in the Funds' Prospectus, State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund" or the "Fund"), State Street Research Equity Investment Fund (the "Equity Investment Fund" or the "Fund") and State Street Research Equity Income Fund (the "Equity Income Fund" or the "Fund") have adopted certain investment restrictions.

All of the Funds' fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called,
(i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is each Fund's policy:

         (1) not to invest in a security if the transaction would result in more than 5% of a Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (2) not to invest in a security if the transaction would result in a Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3)      not to issue senior securities;

         (4) not to underwrite or participate in the marketing of securities of other issuers, although a Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities;

         (5) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (7) not to lend money; however, a Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (8) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

         (9) not to invest in oil, gas or other mineral exploration or development programs (provided that a Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (10) not to make any investment which would cause more than 25% of the value of a Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of a Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of a Fund's total assets. Reverse repurchase agreements occur when a Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. A Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed with respect to any Fund by a vote of a majority of the Trustees. Under these restrictions, it is each Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (3) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed- ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (4) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of such Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (6) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (9) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.

At the present time, notwithstanding clause (8) above, the Capital Appreciation Fund and the Equity Investment Fund may not invest in any warrants, as noted in the Prospectus. Also, the Equity Income Fund has undertaken with a state securities authority that, for so long as such Fund's shares are required to be registered for sale in such state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

        Among other investments described below, each Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objectives of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which a Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

        Each Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by that Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Funds will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, no Fund may establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge their securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Currency Transactions

         The Funds may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by a Fund will be limited to 10% of a Fund's total assets.

When-Issued Securities

         Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when a Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted above, a Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications

         In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications, grouped by sectors, are currently used:

Basic Industries       Consumer Staple         Science & Technology
----------------       ---------------         --------------------
Chemical               Business Service        Aerospace
Diversified            Container               Computer Software & Service
Electrical Equipment   Drug                    Electronic Components
Forest Products        Food & Beverage         Electronic Equipment
Machinery              Hospital Supply         Office Equipment
Metal & Mining         Personal Care
Railroad               Printing & Publishing
Truckers               Tobacco

Utility                Energy                  Consumer Cyclical
-------                ------                  -----------------
Electric               Oil                     Airline
Natural Gas            Oil Service             Automotive
Telephone                                      Building
                                               Hotel & Restaurant
Miscellaneous          Finance                 Photography
-------------          -------                 Recreation
                       Bank                    Retail Trade
                       Financial Service       Textile & Apparel
                       Insurance

Other Investment Limitations

         Each Fund has undertaken with a state securities authority that, for so long as a Fund's shares are required to be registered for sale in such state, a Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

  (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

  (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

  (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which a Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, a Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by a Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. A Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Equity Income Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of the Investment Manager. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc.,

-------------------------

* or +, see footnotes on page 20.

Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as

-------------------------

* or +, see footnotes on page 20.

President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

--------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

         + Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, MetLife - State Street Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust,State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Funds as of July 31, 1995 was as follows:

            Capital Appreciation                  Equity Investment                 Equity Income
            --------------------                  -----------------                 -------------
                                      % of                               % of                               % of
Class              Holder             Class            Holder            Class         Holder               Class
-----              ------             -----            ------            -----         ------               -----
   C       United States Trust        96.9       United States Trust     89.3      United States Trust      82.2
           Company                               Company                           Company

                                                                                   Bank of New York         11.7

   D       Metropolitan Life          15.7       Metropolitan Life       82.9      Metropolitan Life        42.2

           Merrill Lynch              45.0       Merrill Lynch            6.3      Merrill Lynch            20.8

                                                 Donaldson Lufkin         5.6      Bear Stearns             14.3

The full name and address of the above institutions are:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York 10010

United States Trust Company (b)(c)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza, 165 Broadway
New York, New York 10080

Donaldson Lufkin Jenrette (c)
Securities Corporation, Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

Bear Stearns Securities Corp. (c)
1 Metrotech Center North
Brooklyn, NY 11201

Bank of New York (c)
52 William Street
New York, NY 10005

---------------------------------

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) United States Trust Company holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of July 31, 1995, the Trustees and officers of the Trust as a group owned the approximate amounts of the outstanding shares of each Fund as set forth below:

                       Class A         Class B   Class C   Class D

Capital Appreciation   less than 1%    None      None      None
Equity Investment         None         None      None      None
Equity Income             1.7%         None      None      None

   During the fiscal year ended June 30, 1995, the Trustees were compensated as follows:

                                                                      Total
                                                                 Compensation
                                     Aggregate                  From Trust and
                                   Compensation                  Complex Paid
   Name of Trustee                 From Trust(a)                to Trustees(b)

Edward M. Lamont                       $10,300                       $58,446
Robert A. Lawrence                     $10,300                       $86,110
Dean O. Morton                         $11,500                       $95,360
Thomas L. Phillips                     $10,500                       $65,560
Toby Rosenblatt                        $10,300                       $58,446
Michael S. Scott Morton                $12,300                       $96,510
Ralph F.Verni                          $     0                       $     0
Jeptha H. Wade                         $10,500                       $65,860

         (a) Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

         (b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to each Fund. The Advisory Agreement provides that the Investment Manager shall furnish each Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Equity Investment Fund and the Equity Income Fund and 0.75% of the net assets of the Capital Appreciation Fund. The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to each Fund.

         The advisory fees paid by each Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows:

                                                     Year ended June 30

                                            1995            1994            1993
                                            ----            ----            ----

Capital Appreciation Fund             $3,124,753      $2,338,561      $1,233,514
Equity Investment Fund                  $486,807        $385,472        $313,934
Equity Income Fund                      $521,730        $415,128        $317,738

         The voluntary reduction of fees or assumption of expenses for the same periods were as follows:

                                                    Year ended June 30

                                             1995            1994           1993
                                             ----            ----           ----

Capital Appreciation Fund              $1,056,327*       $985,266       $271,934
Equity Investment Fund                   $362,010        $303,297        $50,640
Equity Income Fund                       $333,725        $328,184        $56,836

------------------

* For the period of July 1, 1994 through March 9, 1995; on March 10, 1995, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Capital Appreciation Fund.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for a Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by such Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which a Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of a Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet criteria relating to level of assets, number of participants, service agreements, or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, a Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of each Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds' portfolio turnover rates for the fiscal years ended June 30, 1994 and 1995, respectively, were as follows: Capital Appreciation Fund, 147.73% and 217.28%, Equity Investment Fund, 62.93% and 47.93%, and Equity Income Fund, 73.96% and 67.50%.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1995, for the Capital Appreciation Fund was significantly higher than that for the previous fiscal year because the unusual market volatility during the period stimulated increased selling of portfolio securities where it appeared that gains should be taken in a high market and conversely, where it appeared that losses could be minimized in a down market.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1995, for the Equity Investment Fund was significantly lower than that for the previous fiscal year because the Fund's portfolio was relatively better positioned for the then market than in prior years.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1994 for the Equity Investment Fund was significantly lower than that for the previous fiscal year because during the year the Fund's assets grew through net sales of new shares, thus allowing the Fund to reposition its portfolio without selling portfolio securities.

Brokerage Allocation

         The Funds and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Funds may do business. Decisions with respect to the market where the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

         When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Funds may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Funds or other clients of the Investment Manager.

         Neither the Funds nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Funds nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds for the last three fiscal years were as follows:

                                                     Year ended June 30
                                            1995            1994            1993
                                            ----            ----            ----

Capital Appreciation Fund             $2,090,474      $1,119,166        $487,888
Equity Investment Fund                   $90,811         $95,640        $108,343
Equity Income Fund                      $175,736        $192,943        $115,242

         During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

         Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for one or more of the Funds as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

         On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of a Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Funds. In some instances, this procedure may affect the price and size of the positions obtainable for the Funds.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- in General

         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although they cannot give complete assurance that they will do so. Accordingly, a Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which a Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by a Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Funds' Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for such Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that such Fund pays the dividend during January of the following calendar year.

         Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUNDS

         State Street Research Equity Trust (formerly, MetLife - State Street Equity Trust) is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund, and State Street Research Global Resources Fund (formerly, MetLife - State Street Research Capital Appreciation Fund, MetLife - State Street Research Equity Investment Fund, MetLife - State

Street Research Equity Income Fund and State Street Research Global Energy Fund, respectively). The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Funds on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows:

                                                    Year ended June 30
                                            1995            1994            1993
                                            ----            ----            ----

Capital Appreciation Fund             $1,130,659      $1,714,899      $1,929,032
Equity Investment Fund                   $76,485         $89,774        $218,460
Equity Income Fund                       $97,853        $239,481        $315,990

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers:

                                                    Year ended June 30
                                                1995          1994          1993
                                                ----          ----          ----

Capital Appreciation Fund                   $129,102      $195,517      $237,099
Equity Investment Fund                        $9,124       $10,445       $26,507
Equity Income Fund                           $11,212       $28,320       $39,133

         The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such Class A, Class B and Class D shares as follows:


                                                                                                       June 1, 1993
                                                                                                      (Commencement of
                                            Fiscal Year Ended            Fiscal Year Ended         share class designations
                                               June 30, 1995               June 30, 1994               to June 30, 1993

                            Contingent                       Contingent                            Contingent
                             Deferred       Commissions       Deferred         Commissions          Deferred         Commissions
                           Sales Charges   Paid to Dealers   Sales Charges    Paid to Dealers      Sales Charges    Paid to Dealers
                           -------------   ---------------   -------------    ---------------      -------------    ---------------
Capital Appreciation Fund
         Class A            $  2,653         $        0         $     0         $        0               $0             $     0
         Class B            $394,360         $1,033,301         $62,521         $1,424,770               $0             $80,570
         Class D            $    305         $        0         $   148         $   19,784               $0             $     0

Equity Investment Fund
         Class A            $      0         $        0         $     0         $        0               $0             $     0
         Class B            $ 18,766         $   57,654         $  3,372        $   74,304               $0             $ 1,931
         Class D            $    260         $        0         $      0        $      586               $0             $     0

Equity Income Fund
         Class A            $    265         $        0         $      0        $         0              $0             $     0
         Class B            $ 50,949         $ 130,203          $  7,538        $   286,536              $0             $17,779
         Class C            $    632         $        0         $      0        $     7,655              $0             $     0


         Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1995, the Funds paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

Capital Appreciation Fund

                                             Class A                   Class B                  Class D

Advertising                                $        0                $       0                 $  1,748

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                       0                        0                      558

Compensation to dealers                     1,092,589                  693,983                   18,400

Compensation to sales
 personnel                                          0                        0                    5,163

Interest                                            0                        0                        0

Carrying or other
 financing charges                                  0                        0                        0

Other expenses:  marketing; general                 0                        0                    4,064
                                           ----------                 --------                  -------

Total fees                                 $1,092,589                 $693,983                  $29,933
                                           ==========                 ========                  =======

Equity Investment Fund

                                              Class A                    Class B                 Class D
Advertising                                  $      0                  $     0                    $  826

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                       0                        0                       264

Compensation to dealers                       124,247                   49,256                       777

Compensation to sales
 personnel                                          0                        0                     2,462

Interest                                            0                        0                         0

Carrying or other
 financing charges                                  0                        0                         0

Other expenses:  marketing; general                 0                        0                     1,919
                                             --------                  -------                    ------
Total fees                                   $124,247                  $49,256                    $6,248
                                             ========                  =======                    ======

Equity Income Fund

                                           Class A                  Class B                   Class D

Advertising                              $        0               $       0                   $ 1,564

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                      0                      0                       499

Compensation to dealers                      169,569                134,121                     3,331

Compensation to sales
 personnel                                        0                       0                     4,663

Interest                                          0                       0                         0

Carrying or other
 financing charges                                0                       0                         0

Other expenses:  marketing; general               0                       0                     3,635
                                           --------                --------                   -------
Total fees                                 $169,569                $134,121                   $13,692
                                           ========                ========                   =======

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Funds.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Funds had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                                 Rule 12b-1 Fees                                        Sales Charges
Class    Amount                     Period
   A     0.25%             0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                           0.25 thereafter

   B     1.00%             0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                           June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                           performance for periods after June 1,       respectively
                           1993

   C     None              0.50% until June 1, 1993;                   None
                           0% thereafter

   D     1.00%             0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                           June 1, 1993 to present; fee will reduce    deferred sales charge
                           performance for periods after June 1,
                           1993

         All calculations of performance data in this section reflect the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

         The Funds' average annual total returns ("standard total return") of each class of shares were as follows:

                                         Commencement of
                                           Operations                      Five Years                      One Year
                                        (August 25, 1986)                     Ended                         Ended
Fund                                    to June 30, 1995                  June 30, 1995                  June 30, 1995
----                                    -----------------                 -------------                  -------------
                                   with subsidy   without subsidy   with subsidy   without subsidy   with subsidy   without subsidy
                                   ------------   ---------------   ------------   ---------------   ------------   ---------------
Capital Appreciation
    Class A                           15.76%          15.28%           16.44%         16.18%            26.59%         26.34%
    Class B                           16.21%          15.72%           17.03%         16.17%            26.86%         26.59%
    Class C                           16.48%          16.00%           17.73%         17.47%            33.06%         32.79%
    Class D                           16.23%          15.75%           17.28%         17.02%            30.79%         30.52%

Equity Investment
    Class A                           10.19%           N/A              8.80%           N/A             13.01%           N/A
    Class B                           10.62%           N/A              9.27%           N/A             12.70%           N/A
    Class C                           10.87%           N/A             10.00%           N/A             18.83%           N/A
    Class D                           10.61%           N/A              9.54%           N/A             16.53%           N/A

Equity Income
    Class A                            9.23%           N/A              8.63%           N/A             10.90%           N/A
    Class B                            9.63%           N/A              9.08%           N/A             10.43%           N/A
    Class C                            9.89%           N/A              9.83%           N/A             16.64%           N/A
    Class D                            9.62%           N/A              9.34%           N/A             14.33%           N/A

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)n = ERV

Where:            P       =      a hypothetical initial payment of $1,000

                  T       =      average annual total return

                  n       =      number of years

                  ERV     =      ending redeemable value at the end of the
                                 designated period assuming a hypothetical
                                 $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by a Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Equity Income Fund based on the month of June 1995 was as follows:

     Class A                                        2.43%
     Class B                                        1.76%
     Class C                                        2.81%
     Class D                                        1.76%

         Yield for the Equity Income Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                 YIELD = 2[(a-b + 1)6 -1]
                                                   cd

Where:            a       =      dividends and interest earned during the period

                  b       =      expenses accrued for the period (net of
                                 voluntary expense reductions by the Investment
                                 Manager)

                  c       =      the average daily number of shares outstanding
                                 during the period that were entitled to receive dividends

                  d       =      the maximum offering price per share on the
                                 last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Equity Income Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Equity Income Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return

         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Funds' nonstandardized total returns for the six months ended June 30, 1995, without taking sales charges into account, were as follows:

                                   with subsidy               without subsidy
                                   ------------               ---------------
Capital Appreciation Fund
     Class A                          20.63%                      20.51%
     Class B                          20.30%                      20.18%
     Class C                          20.77%                      20.65%
     Class D                          20.13%                      20.01%

Equity Investment Fund
     Class A                          17.85%                       N/A
     Class B                          17.51%                       N/A
     Class C                          18.08%                       N/A
     Class D                          17.52%                       N/A

Equity Income Fund
     Class A                          15.32%                       N/A
     Class B                          14.81%                       N/A
     Class C                          15.43%                       N/A
     Class D                          14.82%                       N/A

Distribution Rates

         A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Equity Income Fund, based on the quarter ended June 30, 1995, was as follows:

     Class A                                        2.28%
     Class B                                        2.05%
     Class C                                        2.63%
     Class D                                        2.09%

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

     The following financial statements are for the Funds' fiscal year ended June 30, 1995. On November 1, 1995, MetLife - State Street Research Capital Appreciation Fund, MetLife - State Street Research Equity Investment Fund and MetLife - State Street Research Equity Income Fund changed their names to "State Street Research Capital Appreciation Fund," "State Street Research Equity Investment Fund" and "State Street Research Equity Income Fund," respectively.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

INVESTMENT PORTFOLIO
June 30, 1995
                                                             Value
                                            Shares         (Note 1)
                                           ----------   -------------
COMMON STOCKS 98.0%
Basic Industries 2.7%
Chemical 0.5%
Potash Corp. of Saskatchewan, Inc.           43,100      $  2,408,212
                                                        -------------
Diversified 0.4%
Thermedics, Inc.*                           102,750         2,003,625
                                                        -------------
Electrical Equipment 0.8%
Trimble Navigation Ltd.*                    138,000         3,915,750
                                                        -------------
Machinery 1.0%
AGCO Corp.*                                 134,600         5,047,500
                                                        -------------
Total Basic Industries                                     13,375,087
                                                        -------------
Consumer Cyclical 33.7%
Airline 9.8%
AMR Corp.*                                  232,400        17,342,850
Delta Air Lines, Inc.                       104,000         7,670,000
Northwest Airlines Corp. Cl. A*             232,000         8,207,000
Southwest Airlines Co.                      235,000         5,610,625
UAL Corp.*                                   74,800        10,490,700
                                                        -------------
                                                           49,321,175
                                                        -------------
Automotive 2.2%
Danaher Corp.                                71,200         2,153,800
Exide Corp.                                 190,300         8,182,900
Team Rental Group, Inc. Cl. A*               87,500           634,375
                                                        -------------
                                                           10,971,075
                                                        -------------
Hotel & Restaurant 2.2%
Doubletree Corp.*                            75,400         1,625,813
Hospitality Franchise System, Inc.*         109,700         3,798,363
La Quinta Inns, Inc.                        166,887         4,505,949
Station Casinos, Inc.*                       64,300         1,109,175
                                                        -------------
                                                           11,039,300
                                                        -------------
Recreation 2.3%
American Radio Systems Corp.*                30,600           696,150
Anthony Industries, Inc.                     74,500         1,368,938
Time Warner, Inc.                           136,900         5,630,013
Trump Hotels & Casino Resorts, Inc.*        303,100         4,053,963
                                                        -------------
                                                           11,749,064
                                                        -------------
Retail Trade 12.1%
Bed Bath & Beyond, Inc.*                     45,100         1,068,329
Circuit City Stores, Inc.                   330,900        10,464,713
Corporate Express, Inc.*                    105,000         2,244,375
General Nutrition Centers, Inc.*             68,100         2,392,013
Home Depot Inc.                             113,600         4,615,000
Industrie Natuzzi SPA ADR                    97,000         3,213,125
Just For Feet, Inc.*                        134,700         5,371,163
Kohl's Corp.*                                73,100         3,335,188
Retail Trade (cont'd)
Nine West Group, Inc.*                      152,600      $  5,569,900
Petsmart, Inc.*                              74,800         2,150,500
Pier 1 Imports, Inc.                        233,730         2,162,003
Sunglass Hut International, Inc.*           354,000        12,390,000
Toys 'R Us, Inc.*                            85,300         2,495,025
Viking Office Products, Inc.*                78,200         2,864,075
                                                        -------------
                                                           60,335,409
                                                        -------------
Textile & Apparel 5.1%
Fila Holdings SPA ADR*                      131,000         3,258,625
Men's Wearhouse, Inc.*                      216,100         5,942,750
Nautica Enterprises, Inc.*                   96,000         3,480,000
Tommy Hilfiger Corp.*                       314,100         8,794,800
Wolverine World Wide, Inc.                  186,450         3,868,838
                                                        -------------
                                                           25,345,013
                                                        -------------
Total Consumer Cyclical                                   168,761,036
                                                        -------------
Consumer Staple 8.5%
Business Service 3.5%
Fritz Companies, Inc.*                       42,500         2,494,219
HBO & Co.                                    53,100         2,893,950
Medaphis Corp.*                             284,900         6,196,575
Tellabs, Inc.*                              121,400         5,842,375
                                                        -------------
                                                           17,427,119
                                                        -------------
Drug 1.0%
Amerisource Health Corp.*                    40,500           923,906
Cephalon, Inc.*                             113,400         2,097,900
Vertex Pharmaceuticals, Inc.*               119,700         1,960,088
                                                        -------------
                                                            4,981,894
                                                        -------------
Food & Beverage 0.3%
Starbucks Corp.*                             50,300         1,791,938
                                                        -------------
Hospital Supply 1.8%
Coram Healthcare Corp.*                     130,400         1,841,900
Health Management Associates, Inc.*         160,350         4,690,238
Horizon Healthcare Corp.*                     6,700           119,763
Patterson Dental Co.*                        71,700         1,702,875
Theratx, Inc.*                               43,000           575,125
                                                        -------------
                                                            8,929,901
                                                        -------------
Personal Care 1.0%
Colgate-Palmolive Co.                        65,700         4,804,313
                                                        -------------
Printing & Publishing 0.9%
British Sky Broadcasting Group ADR*          29,600           773,300
News Corp. Ltd. ADR                         106,700         2,414,088
Scholastic Corp.*                            21,800         1,182,650
                                                        -------------
                                                            4,370,038
                                                        -------------
Total Consumer Staple                                      42,305,203
                                                        -------------

The accompanying notes are an integral part of the financial statements.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND
                                                             Value
                                            Shares         (Note 1)
                                           ----------   -------------
Finance 2.6%
Financial Service 2.6%
Countrywide Credit Industries, Inc.         120,000      $  2,520,000
First USA, Inc.                             132,800         5,893,000
Franklin Resources, Inc.                     57,700         2,567,650
Charles Schwab Corp.                         48,500         2,103,687
                                                        -------------
                                                           13,084,337
                                                        -------------
Total Finance                                              13,084,337
                                                        -------------
Science & Technology 44.9%
Aerospace 0.6%
Boeing Co.                                   45,800         2,868,225
                                                        -------------
Computer Software & Service 9.1%
ADFlex Solutions, Inc.*                      41,000         1,004,500
Arcsys, Inc.*                                23,200           788,800
Baan Co. NV*                                 49,000         1,512,875
Broderbund Software, Inc.*                   95,700         6,100,875
CBT Group TLC ADR*                           24,700         1,046,663
Cisco Systems, Inc.*                         51,000         2,578,687
Computer Associates International, Inc.      62,600         4,241,150
Firefox Communications Inc.                  11,400           293,550
General Motors Corp. Cl. E                  106,000         4,611,000
Intuit, Inc.*                                36,100         2,743,600
Maxis, Inc.*                                 14,600           388,725
Oracle Systems Corp.*                       142,800         5,515,650
Plaintree Systems, Inc.*                     63,300           664,650
SAP AG ADR*+                                 90,600         3,793,875
3 Com Corp.*                                 36,800         2,465,600
Xilinx, Inc.*                                83,300         7,830,200
                                                        -------------
                                                           45,580,400
                                                        -------------
Electronic 26.5%
Analog Devices, Inc.*                       164,050         5,577,700
Applied Materials, Inc.*                    101,300         8,775,113
ASM Lithography Holdings NV*                151,100         5,420,713
Brooks Automation, Inc.*                     56,300           999,325
Cypress Semiconductor Corp.*                140,600         5,694,300
DSC Communications Corp.*                   173,400         8,063,100
L.M. Ericsson Telephone Co. ADR Cl. B*      690,400        13,808,000
Exide Electronics Group, Inc.*               15,000           345,000
Intel Corp.                                 236,500        14,973,406
KLA Instruments Corp.*                       68,400         5,283,900
LSI Logic Corp.*                            270,600        10,587,225
Lam Research Corp.*                          92,500         5,920,000
Micron Technology, Inc.                     107,400         5,893,575
Novellus Systems, Inc.*                      70,600         4,783,150
Oak Technology, Inc.*                        76,300         2,804,025
S3, Inc.*                                    70,600         2,541,600
Sanmina Holdings, Inc.*                     168,400         6,399,200
Electronic (cont'd)
Silicon Valley Group, Inc.*                 145,100      $  5,259,875
Teradyne, Inc.*                              88,200         5,766,075
Texas Instruments, Inc.                     100,600        13,467,825
                                                        -------------
                                                          132,363,107
                                                        -------------
Office Equipment 8.7%
Digital Equipment Corp.*                    131,500         5,358,625
Hewlett-Packard Co.                         163,200        12,158,400
International Business Machines Corp.        50,200         4,819,200
Silicon Graphics, Inc.*                     157,300         6,272,338
Sun Microsystems, Inc.*                     112,700         5,465,950
Telxon Corp.                                238,900         5,196,075
U.S. Robotics Corp.*                         40,000         4,360,000
                                                        -------------
                                                           43,630,588
                                                        -------------
Total Science & Technology                                224,442,320
                                                        -------------
Utility 5.6%
Telephone 5.6%
ADC Telecommunications, Inc.*                65,600         2,345,200
Nera AS ADR*                                 22,500           632,813
Nokia Corp. ADR                             330,100        19,682,212
Vodafone Group PLC ADR                      144,800         5,484,300
                                                        -------------
                                                           28,144,525
                                                        -------------
Total Utility                                              28,144,525
                                                        -------------
Total Common Stocks (Cost $380,642,349)                   490,112,508
                                                        -------------

                                Principal    Maturity
                                  Amount      Date
----------------------------     ---------    ------   ------------
COMMERCIAL PAPER 3.4%
Associates Corp. of North
America, 6.00%                 $3,873,000    7/7/95       3,873,000
Commercial Credit Co., 5.92%    2,130,000    7/5/95       2,130,000
Commercial Credit Co., 5.85%    2,900,000    7/3/95       2,900,000
Ford Motor Credit Co., 5.92%    8,232,000    7/5/95       8,232,000
                                                       ------------
Total Commercial Paper (Cost $17,135,000)                17,135,000
                                                       ------------
Total Investments (Cost $397,777,349)--101.4%           507,247,508
Cash and Other Assets, Less Liabilities--(1.4%)          (6,952,674)
                                                       ------------
Net Assets--100.0%                                     $500,294,834
                                                       ============

The accompanying notes are an integral part of the financial statements.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $397,795,126 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost                                                   $112,598,992
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                   (3,146,610)
                                                             -------------
                                                             $109,452,382
                                                             =============
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1995 were $3,318,675 and $3,793,875 (0.76% of net assets), respectively.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

Assets
Investments, at value (Cost $397,777,349) (Note 1)    $507,247,508
Cash                                                           886
Receivable for securities sold                           7,958,250
Receivable for fund shares sold                            682,906
Dividends and interest receivable                          294,497
Other assets                                                31,089
                                                      -------------
                                                       516,215,136
Liabilities
Payable for securities purchased                        14,342,379
Accrued transfer agent and shareholder services
  (Note 2)                                                 510,576
Payable for fund shares redeemed                           438,300
Accrued management fee (Note 2)                            319,334
Accrued distribution fee (Note 5)                          149,621
Accrued trustees' fees (Note 2)                             21,745
Other accrued expenses                                     138,347
                                                      -------------
                                                        15,920,302
                                                      -------------
Net Assets                                            $500,294,834
                                                      =============
Net Assets consist of:
 Unrealized appreciation of investments               $109,470,159
 Accumulated net realized gain                           8,649,836
 Shares of beneficial interest                         382,174,839
                                                      -------------
                                                      $500,294,834
                                                      =============
Net Asset Value and redemption price per share of
  Class A shares ($296,471,044 / 25,734,098 shares
  of beneficial interest)                                    $11.52
                                                      =============
Maximum Offering Price per share of Class A shares
  ($11.52 / .955)                                            $12.06
                                                      =============
Net Asset Value and offering price per share of
  Class B shares ($93,087,833 / 8,180,895 shares of
  beneficial interest)                                       $11.38
                                                      =============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($106,675,237 /
  9,167,910 shares of beneficial interest)                   $11.64
                                                      =============
Net Asset Value and offering price per share of
  Class D shares ($4,060,720 / 356,027 shares of
  beneficial interest)*                                      $11.41
                                                      =============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS
For the year ended June 30, 1995
Investment Income
Dividends, net of foreign taxes of $64,531               $  2,434,824
Interest                                                      401,245
                                                         ------------
                                                            2,836,069
Expenses
Management fee (Note 2)                                     3,124,753
Transfer agent and shareholder services (Note 2)            2,154,152
Custodian fee                                                 175,009
Reports to shareholders                                       171,924
Registration fees                                              88,245
Audit fee                                                      35,029
Trustees' fees (Note 2)                                        33,919
Distribution fee--Class A (Note 5)                          1,092,589
Distribution fee--Class B (Note 5)                            693,983
Distribution fee--Class D (Note 5)                             29,933
Miscellaneous                                                  12,920
                                                         ------------
                                                            7,612,456
Expenses borne by the Distributor (Note 3)                 (1,056,327)
                                                         ------------
                                                            6,556,129
                                                         ------------
Net investment loss                                        (3,720,060)
                                                         ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)           12,149,840
Net unrealized appreciation of investments                111,117,329
                                                         ------------
Net gain on investments                                   123,267,169
                                                         ------------
Net increase in net assets resulting from operations     $119,547,109
                                                         ============

STATEMENT OF CHANGES IN NET ASSETS

                                               Year ended June 30
                                          ----------------------------
                                             1995            1994
 ---------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                      $ (3,720,060)   $ (2,387,241)
Net realized gain on investments*          12,149,840      28,477,884
Net unrealized appreciation
 (depreciation) of investments            111,117,329     (37,837,902)
                                           -----------   -------------
Net increase (decrease) resulting from
 operations                               119,547,109     (11,747,259)
                                           -----------   -------------
Distributions from net realized gains:
 Class A                                  (11,280,742)    (25,834,464)
 Class B                                   (2,571,808)     (1,417,369)
 Class C                                   (3,080,510)     (5,480,030)
 Class D                                     (112,508)       (103,706)
                                           -----------   -------------
                                          (17,045,568)    (32,835,569)
                                           -----------   -------------
Net increase from fund share
 transactions (Note 6)                     52,338,022     164,913,020
                                           -----------   -------------
Total increase in net assets              154,839,563     120,330,192
Net Assets
Beginning of year                         345,455,271     225,125,079
                                           -----------   -------------
End of year                              $500,294,834    $345,455,271
                                           ===========   =============
* Net realized gain for Federal income
  tax purposes (Note 1)                  $ 12,055,176    $ 28,580,457
                                           ===========   =============

The accompanying notes are an integral part of the financial statements.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1995

Note 1

MetLife-State Street Research Capital Appreciation Fund, formerly MetLife-State Street Capital Appreciation Fund (the "Fund"), is a series of MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: MetLife-State Street Research Capital Appreciation Fund, MetLife-State Street Research Equity Investment Fund, MetLife-State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Prior to March 10, 1995, Class A shares paid annual distribution and service fees of 0.50% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short- term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1995, the fees pursuant to such agreement amounted to $3,124,753.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1995, the amount of such shareholder servicing and account maintenance expenses was $592,370.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,919 during the year ended June 30, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period July 1, 1994 through March 9, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $1,056,327. On March 10, 1995, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Fund.

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

Note 4

For the year ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $918,161,732 and $882,753,961, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. Prior to March 10, 1995, the Fund paid an annual distribution fee of 0.25% of average daily net assets for Class A shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1995, fees pursuant to such plan amounted to $1,092,589, $693,983 and $29,933 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $129,102 and $900,446, respectively on sales of Class A shares of the Fund during the year ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $1,033,301 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $2,653, $394,360 and $305 on redemptions of Class A, Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At June 30, 1995, Metropolitan owned 57,284 Class D shares of the Fund and the Distributor owned 7,172 Class A shares of the Fund.

Share transactions were as follows:

                                                                              Year ended June 30
                                                     ---------------------------------------------------------------------
                                                                   1995                                1994
                                                     --------------------------------    ---------------------------------
Class A                                                  Shares           Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                             6,331,406       $ 61,983,784       18,207,897       $ 185,867,255
Issued upon reinvestment of distributions from
net  realized gains                                     1,183,334         10,907,541        2,511,269          24,821,744
Shares repurchased                                     (7,177,882)       (70,964,079)     (12,975,472)       (132,950,619)
                                                     --------------   --------------    --------------    ----------------
Net increase                                              336,858       $  1,927,246        7,743,694       $  77,738,380
                                                     ==============   ==============    ==============    ================
Class B                                                  Shares           Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                             4,108,923       $ 40,145,257        5,820,801       $  59,137,667
Issued upon reinvestment of distributions from
net  realized gains                                       276,437          2,529,368          141,643           1,396,720
Shares repurchased                                     (1,642,379)       (16,155,301)        (792,597)         (8,043,910)
                                                     --------------   --------------    --------------    ----------------
Net increase                                            2,742,981       $ 26,519,324        5,169,847       $  52,490,477
                                                     ==============   ==============    ==============    ================
Class C                                                  Shares           Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                             4,381,871       $ 43,450,467        3,959,768       $  40,501,621
Issued upon reinvestment of distributions from
net  realized gains                                       324,761          3,010,459          553,304           5,477,791
Shares repurchased                                     (2,379,730)       (23,674,364)      (1,302,865)        (13,173,546)
                                                     --------------   --------------    --------------    ----------------
Net increase                                            2,326,902       $ 22,786,562        3,210,207       $  32,805,866
                                                     ==============   ==============    ==============    ================
Class D                                                  Shares           Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               228,040       $  2,226,133          210,497       $   2,146,246
Issued upon reinvestment of distributions from
net  realized gains                                        11,168            102,407           10,395             102,683
Shares repurchased                                       (125,783)        (1,223,650)         (38,173)           (370,632)
                                                     --------------   --------------    --------------    ----------------
Net increase                                              113,425       $  1,104,890          182,719       $   1,878,297
                                                     ==============   ==============    ==============    ================

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                         Class A                                            Class B
                                 --------------------------------------------------------   ----------------------------------
                                                                                                                    June 1, 1993
                                                                                                                  (Commencement of
                                                 Year ended June 30                           Year ended June 30  of Share Class
                                 --------------------------------------------------------    -------------------- Designations) to
                                 1995**       1994         1993        1992        1991       1995**       1994     June 30, 1993
 --------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning
  of year                         $ 9.11      $10.42       $ 8.33       $6.55      $6.70      $ 9.05      $10.41       $10.44
Net investment loss*                (.09)       (.04)        (.05)       (.05)      (.01)       (.15)       (.06)        (.00)
Net realized and unrealized
  gain (loss) on investments        2.95         .09         2.81        1.83       (.12)       2.93         .06         (.03)
Dividends from net investment
  income                              --          --           --          --       (.01)         --          --           --
Dividends in excess of net
  investment income                   --          --           --          --       (.01)         --          --           --
Distributions from net
  realized gains                    (.45)      (1.36)        (.67)         --         --        (.45)      (1.36)          --
                                 --------    --------    --------    --------    --------    --------    --------   ----------
Net asset value, end of year      $11.52      $ 9.11       $10.42       $8.33      $6.55      $11.38      $ 9.05       $10.41
                                  ========    ========    ========    ========    ========    ========    ========   ==========
Total return                       32.56%+     (0.28)%+     35.78%+     27.03%+    (1.69)%+    31.86%+     (0.83)%+     (0.29)%+
Net assets at end of year
  (000s)                         $296,471   $231,356     $183,886    $116,687    $62,898     $93,088     $49,236       $2,790
Ratio of operating expenses to
  average net assets*                1.55%      1.50%        1.50%       1.50%      1.50%       2.15%       2.00%        2.00%++
Ratio of net investment loss
  to average net assets*            (0.87)%    (0.81)%      (0.63)%     (0.71)%    (0.13)%     (1.47)%     (1.29)%      (0.95)%++
Portfolio turnover rate            217.28%    147.73%      135.17%     128.10%    245.55%     217.28%     147.73%      135.17%
*Reflects voluntary assumption
 of fees or expenses per share
 in each year (Note 3).              $.03       $.02         $.01        $.01       $.03        $.02        $.02         $.00

                                                            Class C                                    Class D
                                             --------------------------------------    ---------------------------------------
                                                                        June 1, 1993                              June 1, 1993
                                                                       (Commencement                             (Commencement
                                              Year ended June 30       of Share Class    Year ended June 30      of Share Class
                                              --------------------    Designations) to   -------------------    Designations) to
                                              1995**          1994      June 30, 1993    1995**          1994    June 30, 1993
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 9.16       $10.42        $10.44        $ 9.07        $10.41        $10.44
Net investment income (loss)*                     (.05)        (.02)          .00          (.15)         (.07)         (.01)
Net realized and unrealized gain (loss)
on investments                                    2.98          .12          (.02)         2.94           .09          (.02)
Distributions from net realized gains             (.45)       (1.36)           --          (.45)        (1.36)           --
                                              ----------    ----------   ----------    ----------    ----------   ------------
Net asset value, end of year                    $11.64       $ 9.16        $10.42        $11.41        $ 9.07        $10.41
                                              ==========    ==========   ==========    ==========    ==========   ============
Total return                                     33.06%+       0.25%+       (0.19)%+++    31.79%+       (0.61)%+      (0.29)%+++
Net assets at end of year (000s)              $106,675      $62,662       $37,826        $4,061        $2,201          $623
Ratio of operating expenses to average
  net assets*                                     1.15%        1.00%         1.00%++       2.15%         2.00%         2.00%++
Ratio of net investment income (loss) to
  average net assets*                            (0.46)%      (0.30)%        0.50%++      (1.47)%       (1.29)%       (1.10)%++
Portfolio turnover rate                         217.28%      147.73%       135.17%       217.28%       147.73%       135.17%
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).        $.02         $.02          $.00          $.02          $.02          $.00

** Per-share figures have been calculated using the average shares method.

++ Annualized.

 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of MetLife-State Street
Equity Trust and the Shareholders of
MetLife-State Street Research Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MetLife-State Street Research Capital Appreciation Fund (formerly MetLife-State Street Capital Appreciation Fund) (a series of MetLife-State Street Equity Trust, hereafter referred to as the "Trust") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
August 4, 1995

METLIFE-STATE STREET RESEARCH CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Appreciation Fund outperformed the average return for Lipper Analytical Services' capital appreciation fund category for the 12 months ended June 30, 1995 (does not reflect sales charge).

The Fund's strongest commitment was to technology stocks, with nearly 45% of the portfolio divided among computer software, electronics and office equipment stocks. Technology stocks benefited from strong earnings and worldwide demand from consumers and industry.

The Fund added to its retail holdings late in 1994, after such stocks had declined. Our focus is on retailers that specialize in particular market segments.

We also sold many of our automotive holdings and built up the Fund's position in airline stocks. We are value conscious in our stock selection, and airlines offered excellent value after disappointing performance in 1994.

The Standard & Poor's Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects up to a maximum 4.5% front-end sales charge or 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and subsequent performance reflects annual 12b-1 fees of 1%. Performance results for the fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

                       Comparison Of Change In Value Of
                       A $10,000 Investment In Capital
                      Appreciation Fund and The S&P 500

[line chart] Class A Shares

                    Average Annual Total Return
    1 Year                  5 Years            Life of Fund
+26.59%/+26.34%         +16.44%/+16.18%       +15.76%/+15.28%

                                Capital
                              Appreciation             S&P
8/86                            $ 9,550              $10,000
6/87                             12,195               12,606
6/88                             11,777               11,730
6/89                             13,896               14,135
6/90                             16,305               16,463
6/91                             16,029               17,679
6/92                             20,362               20,048
6/93                             27,647               22,780
6/94                             27,569               23,100
6/95                             36,544               29,112

[line chart] Class B Shares

                    Average Annual Total Return
   1 Year                  5 Years              Life of Fund
+26.86%/+26.59%         +17.03%/+16.77%       +16.21%/+15.72%

                                Capital
                              Appreciation             S&P
8/86                            $10,000              $10,000
6/87                             12,770               12,606
6/88                             12,332               11,730
6/89                             14,562               14,135
6/90                             17,073               16,463
6/91                             16,784               17,679
6/92                             21,321               20,048
6/93                             28,922               22,780
6/94                             28,683               23,100
6/95                             37,822               29,112

[line chart] Class C Shares

                    Average Annual Total Return
   1 Year                  5 Years              Life of Fund
+33.06%/+32.79%         +17.73%/+17.47%       +16.48%/+16.00%

                                Capital
                              Appreciation             S&P
8/86                            $10,000              $10,000
6/87                             12,770               12,606
6/88                             12,332               11,730
6/89                             14,562               14,135
6/90                             17,073               16,463
6/91                             16,784               17,679
6/92                             21,321               20,048
6/93                             28,949               22,780
6/94                             29,021               23,100
6/95                             38,615               29,112

[line chart] Class D Shares

                    Average Annual Total Return
   1 Year                  5 Years              Life of Fund
+30.79%/+30.52%         +17.28%/+17.02%       +16.23%/+15.75%

                                Capital
                              Appreciation             S&P
8/86                            $10,000              $10,000
6/87                             12,770               12,606
6/88                             12,332               11,730
6/89                             14,562               14,135
6/90                             17,073               16,463
6/91                             16,784               17,679
6/92                             21,321               20,048
6/93                             28,922               22,780
6/94                             28,745               23,100
6/95                             37,883               29,112

MetLife-State Street Research Equity Investment Fund

Investment Portfolio
June 30, 1995
                                                             Value
                                               Shares      (Note 1)
---------------------------------------------  -------   ------------
COMMON STOCKS 89.8%
Basic Industries 14.8%
Chemical 5.0%
E.I. du Pont de Nemours & Co.                   27,000    $ 1,856,250
Monsanto Co.                                    19,800      1,784,475
Rohm & Haas Co.                                 14,300        784,713
                                                         ------------
                                                            4,425,438
                                                         ------------
Diversified 1.4%
Corning Inc.                                    39,200      1,283,800
                                                         ------------
Electrical Equipment 2.4%
General Electric Co.                            37,600      2,119,700
                                                         ------------
Forest Product 0.7%
Champion International Corp.                     9,600        500,400
Westvaco Corp.                                   3,000        132,750
                                                         ------------
                                                              633,150
                                                         ------------
Machinery 3.5%
Caterpillar, Inc.                               14,400        925,200
Fluor Corp.                                     19,300      1,003,600
Pall Corp.                                      50,900      1,132,525
                                                         ------------
                                                            3,061,325
                                                         ------------
Metal & Mining 0.9%
Nucor Corp.                                     14,800        791,800
                                                         ------------
Railroad 0.9%
CSX Corp.                                       10,400        781,300
                                                         ------------
Total Basic Industries                                     13,096,513
                                                         ------------
Consumer Cyclical 15.2%
Automotive 1.1%
Chrysler Corp.                                  10,000        478,750
Magna International, Inc. Cl. A                 11,000        485,375
                                                         ------------
                                                              964,125
                                                         ------------
Hotel & Restaurant 3.1%
Circus Circus Enterprises, Inc.*                14,300        504,075
Mirage Resorts, Inc.*                           41,800      1,280,125
Promus Companies, Inc.*                         23,050        898,950
                                                         ------------
                                                            2,683,150
                                                         ------------
Recreation 3.9%
Comcast Corp. Cl. A                             10,600        192,788
Comcast Corp. Cl. A Sp.                         36,900        684,956
Walt Disney Co.                                 22,800      1,268,250
Mattel, Inc.                                    28,531        741,806
Tele-Communications, Inc. Cl. A*                23,900        560,156
                                                         ------------
                                                            3,447,956
                                                         ------------
Retail Trade 7.1%
Home Depot, Inc.                                40,800    $ 1,657,500
J.C. Penney Company, Inc.                       24,400      1,171,200
Office Depot, Inc.*                             15,900        447,187
Tandy Corp.                                      8,800        456,500
Toys "R" Us, Inc.*                              24,000        702,000
Wal-Mart Stores, Inc.                           67,500      1,805,625
                                                         ------------
                                                            6,240,012
                                                         ------------
Total Consumer Cyclical                                    13,335,243
                                                         ------------
Consumer Staple 19.5%
Business Service 1.5%
First Data Corp.                                22,900      1,302,438
                                                         ------------
Drug 5.1%
American Home Products Corp.                    10,800        835,650
Eli Lilly & Co.                                 10,900        855,650
Merck & Co.                                     29,800      1,460,200
Pfizer, Inc.                                    14,600      1,348,675
                                                         ------------
                                                            4,500,175
                                                         ------------
Food & Beverage 2.3%
Coca-Cola Co.                                   11,500        733,125
Darden Restaurants, Inc.*                       39,000        424,125
PepsiCo., Inc.                                  19,100        871,437
                                                         ------------
                                                            2,028,687
                                                         ------------
Hospital Supply 6.0%
Abbott Laboratories                             50,000      2,025,000
Columbia/HCA Healthcare Corp.*                  18,000        778,500
Healthsource, Inc.*                              8,900        311,500
Johnson & Johnson                               13,000        879,125
Medtronic, Inc.                                  4,200        323,925
United Healthcare Corp.                         24,500      1,013,688
                                                         ------------
                                                            5,331,738
                                                         ------------
Personal Care 2.5%
Gillette Co.                                    10,800        481,950
Procter & Gamble Co.                            24,500      1,760,937
                                                         ------------
                                                            2,242,887
                                                         ------------
Tobacco 2.1%
Philip Morris Companies, Inc.                   24,600      1,829,625
                                                         ------------
Total Consumer Staple                                      17,235,550
                                                         ------------
Energy 6.6%
Oil 6.0%
Exxon Corp.                                     23,300      1,645,562
Louisiana Land & Exploration Co.                18,800        749,650
Phillips Petroleum Co.                          30,000      1,001,250

The accompanying notes are an integral part of the financial statements.

Royal Dutch Petroleum Co.                       10,600    $ 1,291,875
Total S.A. Cl. B ADR                            21,800        659,450
                                                         ------------
                                                            5,347,787
                                                         ------------
Oil Service 0.6%
Rowan Companies, Inc.*                          61,500        499,688
                                                         ------------
Total Energy                                                5,847,475
                                                         ------------
Finance 9.8%
Bank 3.4%
BankAmerica Corp.                               18,200        957,775
Citicorp*                                       35,200      2,037,200
                                                         ------------
                                                            2,994,975
                                                         ------------
Financial Service 3.0%
Federal Home Loan Mortgage Corp.                17,200      1,182,500
Federal National Mortgage Association           15,400      1,453,375
                                                         ------------
                                                            2,635,875
                                                         ------------
Insurance 3.4%
Ace Ltd.                                        19,100        553,900
AMBAC Inc.                                       6,900        276,863
American International Group, Inc.               7,500        855,000
American Re Corp.*                              20,100        748,725
Chubb Corp.                                      2,800        224,350
General Re Corp.                                 2,700        361,462
                                                         ------------
                                                            3,020,300
                                                         ------------
Total Finance                                               8,651,150
                                                         ------------
Science & Technology 16.9%
Aerospace 2.8%
Boeing Co.                                      18,900      1,183,612
Raytheon Co.                                    16,500      1,280,813
                                                         ------------
                                                            2,464,425
                                                         ------------
Computer Software & Service 3.2%
General Motors Corp. Cl. E                      20,300        883,050
Informix Corp.*                                 19,000        482,125
Microsoft Corp.*                                11,400      1,030,275
Parametric Technology Corp.*                     9,000        447,750
                                                         ------------
                                                            2,843,200
                                                         ------------
Electronic 4.9%
L.M. Ericsson Telephone Co. Cl. B ADR*          66,400      1,328,000
General Motors Corp. Cl. H                       7,000        276,500
Intel Corp.                                     17,200      1,088,975
Motorola, Inc.                                  10,300        691,387
Perkin-Elmer Corp.                              26,800        951,400
                                                         ------------
                                                            4,336,262
                                                         ------------
Office Equipment 6.0%
Diebold, Inc.                                   21,100    $   917,850
Hewlett-Packard Co.                             20,700      1,542,150
International Business Machines Corp.           12,800      1,228,800
Xerox Corp.                                     13,900      1,629,775
                                                         ------------
                                                            5,318,575
                                                         ------------
Total Science & Technology                                 14,962,462
                                                         ------------
Utility 7.0%
Electric 1.0%
FPL Group, Inc.                                 21,800        842,025
                                                         ------------
Telephone 6.0%
AirTouch Communications, Inc.*                  42,800      1,219,800
AT&T Corp.                                      37,200      1,976,250
SBC Communications, Inc.                        36,800      1,752,600
Tele Danmark Cl. B ADR*                         12,700        355,600
                                                         ------------
                                                            5,304,250
                                                         ------------
Total Utility                                               6,146,275
                                                         ------------
Total Common Stocks (Cost $64,671,426)                     79,274,668
                                                         ------------

                                   Principal     Maturity
                                     Amount        Date
-------------------------------     ---------    ---------   -----------
CONVERTIBLE BONDS 2.6%
Equitable Company, Inc. Cv.
 Sub. Deb., 6.125%                $1,191,000   12/15/2024      1,256,505
Price Co. Cv. Sub. Deb., 5.50%        80,000    2/28/2012         75,000
Time Warner, Inc. Cv. Sub.
 Deb., 8.75%                         910,000    1/10/2015        947,538
                                                             -----------
Total Convertible Bonds (Cost $2,213,060)                      2,279,043
                                                             -----------
COMMERCIAL PAPER 7.0%
Associates Corp. of North
 America, 6.00%                    2,517,000    7/03/1995      2,517,000
Commercial Credit Co., 5.92%       3,142,000    7/05/1995      3,142,000
Ford Motor Credit Co., 5.92%         109,000    7/03/1995        109,000
Ford Motor Credit Co., 5.90%         305,000    7/03/1995        305,000
Norwest Financial Inc., 5.90%        160,000    7/03/1995        160,000
                                                             -----------
Total Commercial Paper (Cost $6,233,000)                       6,233,000
                                                             -----------
Total Investments (Cost $73,117,486)--99.4%                   87,786,711
Cash and Other Assets, Less Liabilities--0.6%                    522,293
                                                             -----------
Net Assets--100.0%                                           $88,309,004
                                                             ===========
The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Investment Fund

Federal Income Tax Information:
At June 30, 1995, the net unrealized
  appreciation of investments based on cost for
  Federal income tax purposes of $73,187,612 was
  as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of
  value over tax cost.                                $14,808,573
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value.                                       (209,474)
                                                     -------------
                                                      $14,599,099
                                                     =============

* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

Statement of Assets and Liabilities
June 30, 1995

Assets
Investments, at value (Cost $73,117,486) (Note 1)     $87,786,711
Cash                                                          305
Receivable for fund shares sold                         1,230,535
Dividends and interest receivable                         178,010
Receivable for securities sold                             92,648
Receivable from Distributor (Note 3)                       33,210
Other assets                                               22,640
                                                      ------------
                                                       89,344,059
Liabilities
Payable for securities purchased                          773,909
Accrued transfer agent and shareholder services
 (Note 2)                                                  74,433
Accrued management fee (Note 2)                            48,825
Payable for fund shares redeemed                           43,559
Accrued distribution fee (Note 5)                          12,000
Accrued trustees' fees (Note 2)                             6,872
Dividends payable                                           2,290
Other accrued expenses                                     73,167
                                                      ------------
                                                        1,035,055
                                                      ------------
Net Assets                                            $88,309,004
                                                      ============
Net Assets consist of:
 Undistributed net investment income                  $   135,113
 Unrealized appreciation of investments                14,669,225
 Accumulated net realized gain                          1,517,874
 Shares of beneficial interest                         71,986,792
                                                      ------------
                                                      $88,309,004
                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($31,173,724 / 2,183,290 shares
  of beneficial interest)                                   $14.28
                                                        ==========
Maximum Offering Price per share of Class A shares
  ($14.28 / .955)                                           $14.95
                                                        ==========
Net Asset Value and offering price per share of
  Class B shares ($5,932,890 / 419,101 shares of
  beneficial interest)*                                     $14.16
                                                        ==========
Net Asset Value, offering price and redemption
  price per share of Class C shares ($50,503,260 /
  3,540,302 shares of beneficial interest)                  $14.27
                                                        ==========
Net Asset Value and offering price per share of
  Class D shares ($699,130 / 49,409 shares of
  beneficial interest)*                                     $14.15
                                                        ==========

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Investment Fund

Statement of Operations
For the year ended June 30, 1995

Investment Income
Dividends, net of foreign taxes of $15,277              $ 1,278,500
Interest                                                    277,147
                                                        -----------
                                                          1,555,647
Expenses
Management fee (Note 2)                                     486,807
Transfer agent and shareholder services (Note 2)            350,453
Custodian fee                                               108,497
Registration fees                                            62,925
Reports to shareholders                                      38,916
Audit fee                                                    32,622
Trustees' fees (Note 2)                                      16,992
Distribution fee--Class A (Note 5)                          124,247
Distribution fee--Class B (Note 5)                           49,256
Distribution fee--Class D (Note 5)                            6,248
Legal fees                                                    3,935
Miscellaneous                                                10,251
                                                        -----------
                                                          1,291,149
Expenses borne by the Distributor (Note 3)                 (362,010)
                                                        -----------
                                                            929,139
                                                        -----------
Net investment income                                       626,508
                                                        -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)          1,524,460
Net unrealized appreciation of investments               11,229,657
                                                        -----------
Net gain on investments                                  12,754,117
                                                        -----------
Net increase in net assets resulting from operations    $13,380,625
                                                        ===========

Statement of Changes in Net Assets

                                                  Year ended June 30
                                             -----------------------------
                                                 1995             1994
 ----------------------------------------   -------------    -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                        $    626,508     $    166,051
Net realized gain on investments*               1,524,460        2,585,284
Net unrealized appreciation
  (depreciation) of investments                11,229,657       (3,189,634)
                                            -------------    -------------
Net increase (decrease) resulting from
  operations                                   13,380,625         (438,299)
                                            -------------    -------------
Dividend from net
  investment income:
 Class A                                         (111,024)           --
 Class C                                         (535,596)           --
                                            -------------    -------------
                                                 (646,620)           --
                                            -------------    -------------
Distributions from net realized gains:
 Class A                                         (778,560)      (4,304,262)
 Class B                                         (112,505)        (134,949)
 Class C                                         (859,567)      (3,132,084)
 Class D                                          (15,072)         (78,088)
                                            -------------    -------------
                                               (1,765,704)      (7,649,383)
                                            -------------    -------------
Net increase from fund share
  transactions (Note 6)                         9,948,321       28,597,010
                                            -------------    -------------
Total increase in net assets                   20,916,622       20,509,328
Net Assets
Beginning of year                              67,392,382       46,883,054
                                            -------------    -------------
End of year (including undistributed net
  investment income of $135,113 and
  $155,225, respectively)                    $ 88,309,004     $ 67,392,382
                                            =============    =============
* Net realized gain for Federal income
  tax purposes (Note 1)                      $  1,567,315     $  2,585,405
                                            =============    =============

The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Investment Fund

Notes to Financial Statements
June 30, 1995

Note 1

MetLife-State Street Research Equity Investment Fund, formerly MetLife-State Street Equity Investment Fund (the "Fund") is a series of MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: MetLife-State Street Research Equity Investment Fund, MetLife-State Street Research Capital Appreciation Fund, MetLife-State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Prior to March 10, 1995, Class A shares paid annual distribution and service fees of 0.50% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1995, the fees pursuant to such agreement amounted to $486,807.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1995, the amount of such shareholder servicing and account maintenance expenses was $154,664.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,992 during the year ended June 30, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $362,010.

Note 4

For the year ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $40,614,076 and $33,532,680, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. Prior to March 10, 1995, the Fund paid an annual distribution fee of 0.25% of average daily net assets for Class A shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1995, fees pursuant to such plan amounted to $124,247, $49,256 and $6,248 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $9,124 and $61,338, respectively on sales of Class A shares of the Fund during the year ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $57,654 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $18,766 and $260 on redemptions of Class B and Class D shares, respectively during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 40,952 Class D shares of the Fund and the Distributor owned 3,603 Class A shares of the Fund.

Share transactions were as follows:

                                                          Year ended June 30
                                          ---------------------------------------------------
                                                    1995                       1994
                                           -----------------------   ------------------------
Class A                                    Shares        Amount       Shares        Amount
--------------------------------------     --------    -----------    --------   ------------
Shares sold                                348,182   $  4,474,313     701,787    $ 9,391,518
Issued upon reinvestment of:
 Distributions from net realized gains      60,210        746,003     326,568      4,203,916
 Dividend from net investment income         7,369        105,228       --            --
Shares repurchased                        (630,567)    (8,019,412)   (485,491)    (6,490,962)
                                           --------    -----------    --------   ------------
Net increase (decrease)                   (214,806)  $ (2,693,868)    542,864    $ 7,104,472
                                           ========    ===========    ========   ============
Class B                                    Shares       Amount        Shares       Amount
--------------------------------------     --------    -----------    --------   ------------
Shares sold                                147,104   $  1,868,350     331,579    $ 4,391,724
Issued upon reinvestment of
 distributions from net realized gains       9,061        111,547      10,458        134,629
Shares repurchased                         (63,119)      (791,085)    (61,636)      (856,953)
                                           --------    -----------    --------   ------------
Net increase                                93,046   $  1,188,812     280,401    $ 3,669,400
                                           ========    ===========    ========   ============
Class C                                    Shares       Amount        Shares       Amount
--------------------------------------     --------    -----------    --------   ------------
Shares sold                              1,589,454   $ 20,294,474   1,535,586    $20,225,914
Issued upon reinvestment of:
 Distributions from net realized gains      69,042        859,569     243,304      3,132,093
 Dividend from net investment income        24,036        342,993       --            --
Shares repurchased                        (784,881)   (10,102,310)   (431,626)    (5,675,170)
                                           --------    -----------    --------   ------------
Net increase (decrease)                    897,651   $ 11,394,726   1,347,264    $17,682,837
                                           ========    ===========    ========   ============
Class D                                    Shares       Amount        Shares       Amount
--------------------------------------     --------    -----------    --------   ------------
Shares sold                                  5,152   $     64,522       4,702    $    62,348
Issued upon reinvestment of
 distributions from net realized gains       1,172         14,429       6,065         77,953
Shares repurchased                          (1,525)       (20,300)      --            --
                                           --------    -----------    --------   ------------
Net increase                                 4,799   $     58,651      10,767    $   140,301
                                           ========    ===========    ========   ============

Financial Highlights
For a share outstanding throughout each year.

                                                                Class A                                     Class B
                                             -----------------------------------------------   ---------------------------------
                                                                                                                   June 1, 1993
                                                                                                                  (Commencement
                                                     Year ended June 30                       Year ended June 30  of Share Class
                                             -----------------------------------------------    ----------------  Designations) to
                                           1995**      1994      1993      1992       1991    1995**      1994     June 30, 1993
----------------------------------------     ------    ------    ------    ------    -------    ------    ------   -------------
Net asset value, beginning of year         $ 12.44   $ 14.52   $ 13.16   $ 11.19    $ 12.15    $12.36    $14.51       $14.78
Net investment income (loss)*                  .08       .01       .04       .05        .14       .01      (.02)         .00
Net realized and unrealized gain (loss)
  on investments                              2.14       .18      2.48      1.99       (.89)     2.12       .14         (.26)
Distributions from net investment income      (.05)     --        (.04)     (.07)      (.19)     --        --           (.01)
Distributions from net realized gains         (.33)    (2.27)    (1.12)     --        (.02)      (.33)    (2.27)        --
                                             ------    ------    ------    ------    -------    ------    ------   -------------
Net asset value, end of year                $14.28    $12.44    $14.52    $13.16    $11.19     $14.16    $12.36       $14.51
                                             ======    ======    ======    ======    =======    ======    ======   =============
Total return                                 18.34%+    0.93%+   20.37%+   18.27%+    (6.10)%+  17.70%+    0.37%+      (1.77)%+++

Net assets at end of year (000s)           $31,174   $29,821   $26,933   $48,473    $35,733    $5,933    $4,029         $663
Ratio of operating expenses to average
  net assets*                                 1.42%     1.50%     1.50%     1.50%      1.50%     2.00%     2.00%        2.00%++
Ratio of net investment income (loss) to
  average net assets*                         0.64%     0.08%     0.23%     0.43%      1.29%     0.08%    (0.39)%       0.03%++
Portfolio turnover rate                      47.93%    62.93%    92.35%    81.89%     72.03%    47.93%    62.93%       92.35%
*Reflects voluntary assumption of fees
 or expenses per share in each year
 (Note 3).                                    $.06      $.04      $.02      $.02       $.03      $.06      $.04         $.00

                                                             Class C                                    Class D
                                             ---------------------------------------    ----------------------------------------
                                                                     June 1, 1993                                June 1, 1993
                                                                     (Commencement                              (Commencement
                                             Year ended June 30     of Share Class     Year ended June 30       of Share Class
                                              ------------------   Designations) to      ------------------     Designations) to
                                             1995**       1994       June 30, 1993      1995**      1994        June 30, 1993
-----------------------------------------     -------    -------   -----------------    -------    -------     ------------------

Net asset value, beginning of year            $12.48     $14.51         $14.78          $12.36     $14.51           $14.78
Net investment income (loss)*                    .14        .07           (.00)            .01       (.05)             .00
Net realized and unrealized gain (loss)
 on investments                                 2.15        .17           (.25)           2.11        .17             (.26)
Dividends from net investment income            (.17)      --             (.02)           --         --               (.01)
Distributions from net realized gains           (.33)     (2.27)          --              (.33)     (2.27)            --
                                              -------    -------   -----------------    -------    -------     ------------------

Net asset value, end of year                  $14.27     $12.48         $14.51          $14.15     $12.36           $14.51
                                              =======    =======   =================    =======    =======     ==================

Total return                                   18.83%+     1.41%+        (1.69)%+++      17.53%+     0.45%+          (1.77)%+++
Net assets at end of year (000s)             $50,503    $32,991    $18,796                 $699       $551            $491
Ratio of operating expenses to
  average net assets*                           1.00%      1.00%          1.00%++         2.00%      2.00%            2.00%++
Ratio of net investment income (loss) to
  average net assets*                           1.09%      0.59%         (0.39)%++        0.08%     (0.41)%           0.12%++
Portfolio turnover rate                        47.93%     62.93%         92.35%          47.93%     62.93%           92.35%
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).      $.06        $.06          $.00            $.06       $.06             $.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants

To the Trustees of MetLife-State Street
Equity Trust and the Shareholders of
MetLife-State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MetLife-State Street Research Equity Investment Fund (formerly MetLife-State Street Equity Investment Fund) (a series of MetLife-State Street Equity Trust, hereafter referred to as the "Trust") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
August 4, 1995

MetLife-State Street Research Equity Investment Fund

Management's Discussion of Fund Performance

Equity Investment Fund trailed the average total return for Lipper Analytical Services' growth and income fund category for the 12 months ended June 30, 1995 (does not reflect sales charge).

We have worked to improve the quality and consistency of the Fund's portfolio over time. In many industries, we sold smaller or more volatile stocks and replaced them with larger-company stocks. We also added more income to the portfolio by adding larger, dividend-paying stocks and by investing in convertible bonds.

In response to the slowing economy, we reduced the Fund's holdings in cyclical stocks, particularly in automotive, recreation (TV and broadcasting) and retail stocks. However, because of their attractive prospects, we added to holdings in gaming and forest products stocks. We also targeted stocks we believe offer potential even if the economy slows, such as drug stocks.

The decline in interest rates in 1995 benefited most finance stocks and we sold some of our holdings. Bank stocks performed particularly well. Insurance stocks did not perform as well.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely-traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects up to a maximum 4.5% front-end sales charge or 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and subsequent performance reflects annual 12b-1 fees of 1%.

                       Comparison Of Change In Value Of
                        A $10,000 Investment In Equity
                       Investment Fund and The S&P 500

Class A Shares

          Average Annual Total Return
   1 Year        5 Years        Life of Fund
  +13.01%        +8.80%            +10.19%

8/86    9550    10000
6/87    11760.1 12605.6
6/88    10952.5 11730.2
6/89    12690.4 14135.1
6/90    14789   16462.6
6/91    13887.3 17678.8
6/92    16423.8 20048.4
6/93    19769.4 22779.9
6/94    19953.5 23099.6
6/95    23612.3 29112.4

Class B

         Average Annual Total Return
   1 Year        5 Years        Life of Fund
  +12.70%        +9.27%            +10.62%

8/86    10000   10000
6/87    12314.2 12605.6
6/88    11468.5 11730.2
6/89    13288.4 14135.1
6/90    15485.9 16462.6
6/91    14541.7 17678.8
6/92    17197.7 20048.4
6/93    20685.3 22779.9
6/94    20761.2 23099.6
6/95    24436.3 29112.4

Class C

          Average Annual Total Return
   1 Year        5 Years        Life of Fund
  +18.83%        +10.00%            +10.87%

8/86    10000   10000
6/87    12314.2 12605.6
6/88    11468.5 11730.2
6/89    13288.4 14135.1
6/90    15485.9 16462.6
6/91    14541.7 17678.8
6/92    17197.7 20048.4
6/93    20700.9 22779.9
6/94    20991.8 23099.6
6/95    24945.1 29112.4

Class D

           Average Annual Total Return
   1 Year        5 Years        Life of Fund
  +16.53%        +9.54%            +10.61%

8/86    10000   10000
6/87    12314.2 12605.6
6/88    11468.5 11730.2
6/89    13288.4 14135.1
6/90    15485.9 16462.6
6/91    14541.7 17678.8
6/92    17197.7 20048.4
6/93    20683.8 22779.9
6/94    20776.6 23099.6
6/95    24417.9 29112.4

[Key to charts:
solid line = Equity Investment Fund
dashed line = S&P 500]

MetLife-State Street Research Equity Income Fund
Investment Portfolio
June 30, 1995

                                                                 Value
                                                   Shares       (Note 1)
----------------------------------------------    ---------    ----------
Common Stocks 70.6%
Basic Industries 21.2%
Chemical 8.6%
Atlantic Richfield Co.                              87,600    $ 2,277,600
E.I. du Pont de Nemours and Co.                      3,500        240,625
FMC Corp.*                                          24,000      1,614,000
Monsanto Co.                                         8,400        757,050
Potash Corp. of Saskatchewan, Inc.                  29,000      1,620,375
PPG Industries, Inc.                                13,000        559,000
Rohm & Haas Co.                                     11,100        609,113
                                                               ----------
                                                                7,677,763
                                                               ----------
Diversified 2.6%
Coltec Industries, Inc.*                            49,000        845,250
Corning, Inc.                                       25,000        818,750
Johnson Controls, Inc.                              12,000        678,000
                                                               ----------
                                                                2,342,000
                                                               ----------
Forest Product 2.3%
Bowater, Inc.                                       11,200        502,600
Champion International Corp.                        13,300        693,262
James River Corp.                                   10,000        276,250
Westvaco Corp.                                      14,000        619,500
                                                               ----------
                                                                2,091,612
                                                               ----------
Machinery 3.7%
CBI Industries, Inc.                                63,100      1,585,388
Cincinnati Milacron, Inc.                            9,000        243,000
Cooper Industries, Inc.                              4,000        158,000
Harsco Corp.                                         4,000        211,000
Sundstrand Corp.                                    19,000      1,135,250
                                                               ----------
                                                                3,332,638
                                                               ----------
Metal & Mining 3.9%
Alumax, Inc.*                                       20,000        622,500
Cyprus Amax Minerals Co.                            53,000      1,510,500
Quanex Corp.*                                       40,000        990,000
Timken Co.                                           9,000        415,125
                                                               ----------
                                                                3,538,125
                                                               ----------
Railroad 0.1%
Southern Pacific Rail Corp.*                         3,000         47,250
                                                               ----------
Total Basic Industries                                         19,029,388
                                                               ----------
Consumer Cyclical 11.5%
Automotive 2.5%
Exide Corp.                                         20,000        860,000
Lear Seating Corp.*                                 60,000      1,372,500
                                                               ----------
                                                                2,232,500
                                                               ----------
Building 0.5%
Fleetwood Enterprises Inc.                          23,000        454,250
                                                               ----------
Hotel & Restaurant 0.1%
Motels of America, Inc.+*                              500    $    35,000
                                                               ----------
Recreation 0.0%
Pyramid Communications, Inc. Cl. B+*                   525         23,550
                                                               ----------
Retail Trade 8.4%
Federated Department Stores                         14,100        363,075
Finlay Enterprises, Inc. Cl. A*                        667          9,421
May Department Stores Co.                           10,000        416,250
Penn Traffic Co.*                                   23,800        841,925
J.C. Penney, Inc.                                   29,800      1,430,400
Stop & Shop Cos., Inc.*                             39,600      1,014,750
Tandy Corp.                                         28,000      1,452,500
Vons Companies, Inc.*                                2,500         50,313
Woolworth Corp.                                    130,800      1,978,350
                                                               ----------
                                                                7,556,984
                                                               ----------
Total Consumer Cyclical                                        10,302,284
                                                               ----------
Consumer Staple 4.0%
Business Service 0.1%
Vestar/LPA Investment Corp.+*                        3,125         46,875
                                                               ----------
Container 0.7%
Ball Corp.                                          18,300        638,213
                                                               ----------
Drug 0.5%
Merck & Company, Inc.                                9,200        450,800
                                                               ----------
Food & Beverage 1.6%
Coca-Cola Enterprises, Inc.                         60,000      1,312,500
Darden Restaurants, Inc.*                            7,000         76,125
                                                               ----------
                                                                1,388,625
                                                               ----------
Printing & Publishing 1.1%
American Greetings Corp. Cl. A                      15,500        455,313
Deluxe Corp.                                        15,000        496,875
Dimac Corp.*                                         4,756         71,340
                                                               ----------
                                                                1,023,528
                                                               ----------
Total Consumer Staple                                           3,548,041
                                                               ----------
Energy 5.8%
Oil 5.8%
Crystal Oil Corp.*                                   4,200        129,150
Louisiana Land & Exploration Co.                    46,600      1,858,175
Mitchell Energy & Development Corp. Cl. B           18,000        321,750
Oryx Energy Co.*                                     9,100        125,125
Phillips Petroleum Co.                              38,200      1,274,925
Tosco Corp.                                         45,000      1,434,375
Ultramar Corp.                                       3,600         90,900
                                                               ----------
                                                                5,234,400
                                                               ----------
Total Energy                                                    5,234,400
                                                               ----------
The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Income Fund

                                                                 Value
                                                   Shares       (Note 1)
----------------------------------------------    ---------    ----------
Finance 9.6%
Bank 0.6%
Chase Manhattan Corp.                                5,000    $   235,000
Mellon Bank Corp.                                    6,600        274,725
West One Bancorp                                     1,000         33,375
                                                               ----------
                                                                  543,100
                                                               ----------
Financial Service 2.6%
Federal Home Loan Mortgage Corp.                    25,000      1,718,750
Federal National Mortgage Association                7,000        660,625
                                                               ----------
                                                                2,379,375
                                                               ----------
Insurance 6.4%
Ace, Ltd.                                           38,100      1,104,900
AMBAC Industries, Inc.                              21,900        878,738
American Re Corp.*                                  39,600      1,475,100
Mid Ocean Ltd.*                                     30,000        948,750
Progressive Corp.                                    7,000        268,625
Safeco Corp.                                        18,000      1,033,875
                                                               ----------
                                                                5,709,988
                                                               ----------
Total Finance                                                   8,632,463
                                                               ----------
Science & Technology 13.4%
Aerospace 3.9%
Boeing Co.                                          30,000      1,878,750
Honeywell, Inc.                                     18,100        780,563
Sequa Corp. Cl. A                                   30,000        877,500
                                                               ----------
                                                                3,536,813
                                                               ----------
Computer Software & Service 3.0%
Computervision Corp.                               400,000      2,650,000
                                                               ----------
Electronic 6.3%
AMP, Inc.                                           24,600      1,039,350
Perkin-Elmer Corp.                                  50,000      1,775,000
Tektronix, Inc.                                     42,000      2,068,500
Thomas & Betts Corp.                                10,900        745,288
                                                               ----------
                                                                5,628,138
                                                               ----------
Office Equipment 0.2%
Diebold, Inc.                                        4,300        187,050
                                                               ----------
Total Science & Technology                                     12,002,001
                                                               ----------
Utility 5.1%
Natural Gas 3.6%
Coastal Corp.                                       13,000        394,875
ENSERCH Corp.                                      120,400      2,061,850
Trans Texas Gas Corp.*                              49,100        742,638
                                                               ----------
                                                                3,199,363
                                                               ----------
Telephone 1.5%
Sprint Corp.                                        38,000    $ 1,320,500
                                                               ----------
Total Utility                                                   4,519,863
                                                               ----------
Total Common Stocks (Cost $53,854,476)                         63,268,440
                                                               ----------
PREFERRED STOCKS & OTHER 13.4%
Anacomp, Inc. Wts.*                                908,099        340,537
Ashland Oil Inc. Cum. Cv. Pfd.                      18,000      1,037,250
Boomtown, Inc. Wts.*                                   250            125
Color Tile, Inc. Pfd.*                              10,000         30,000
Crown Packaging Holdings Ltd. Wts.*+                 2,000         42,500
Food 4 Less Supermarkets, Inc. Wts.*++               1,344         50,064
Ford Motor Co. Cum. Cv. Pfd. A                      15,000      1,456,875
Lewis Galoob Toys, Inc. Cv. Exch. Pfd.*             62,000      1,085,000
Geneva Steel Co. Series B Exch. Pfd.*                4,000        368,000
Granite Broadcasting Corp. Cum. Cv. Exch. Pfd.*     68,000      2,890,000
Kaiser Aluminum Corp. Cv. Pfd.                      37,500        506,250
Kaiser Aluminum Corp. Series A Pfd.                 58,300        561,138
La Petite Holdings Co. Cum. Exch. Pfd.*             45,000        832,500
PageMart, Inc. Wts.*+                                3,450         13,800
Pyramid Communications, Inc. Pfd.+                  16,434        410,856
SDW Holdings Corp. Wts.*+                           27,000        162,000
S.D. Warren Co. Series B Sr. Exch. Pfd.[diamond]    27,000        756,000
Sheffield Steel Corp. Wts.*                          2,500          7,500
Supermarkets General Holding Corp. Exch.
  Pfd.[diamond]                                     55,000      1,485,000
                                                               ----------
Total Preferred Stocks (Cost $11,604,478)                      12,035,395
                                                               ----------

                                      Principal    Maturity
                                       Amount        Date
----------------------------------   ---------    ---------     ----------
CONVERTIBLE BONDS 3.0%
Anacomp International N.V. Cv.
  Sub. Deb., 9.00%                    $650,000    1/15/1996        331,500
Rohr, Inc. Cv. Sub. Note, 7.75%        650,000    5/15/2004        949,000
West One Bancorp. Cv. Sub. Deb.,
  7.75%                                840,000    6/30/2006      1,428,000
                                                                ----------
Total Convertible Bonds (Cost $2,122,649)                        2,708,500
                                                                ----------
NON-CONVERTIBLE BONDS 12.6%
Anacomp Inc. Sr. Sub. Note, 15.00%     250,000   11/01/2000        192,500
Bayou Steel Corp. First Mortgage
  Note, 10.25%                         150,000    3/01/2001        139,500
Belle Casinos, Inc. First Mortgage
  Notes, 12.00%+[open box]             175,000   10/15/2000         52,500
Boomtown, Inc. First Mortgage
  Note, 11.50%                         250,000   11/01/2003        220,000
Celcaribe S.A. Units, 0.00% to
  3/14/98, 13.50% from 3/15/98 to
  maturity+                             43,000    3/15/2004        365,500

The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Income Fund
Investment Portfolio (cont'd)

                                     Principal    Maturity       Value
                                      Amount        Date       (Note 1)
---------------------------------    ---------   ---------     ----------
Non-Convertible Bonds (cont'd)
  Computervision Corp. Sr. Sub.
  Notes, 11.375%                    $  250,000    8/15/1999   $   230,000
Crown Packaging Holdings Ltd. Sr.
  Sub. Notes, 0.00% to 10/31/2000,
  12.25% from 11/1/2000 to maturity  2,000,000   11/01/2003       915,000
Dual Drilling Co. Sr. Sub. Notes,
  9.875%                               400,000    1/15/2004       374,500
Finlay Enterprises, Inc. Sr.
  Disc. Deb., 0.00% to 4/30/98,
  12.00% from 5/1/98 to maturity       250,000    5/01/2005       165,000
Granite Broadcasting Corp. Sr.
  Sub. Deb., 12.75%                    500,000    9/01/2002       537,500
Haynes International, Inc. Sr.
  Sec. Notes, 11.25%                   800,000    6/15/1998       759,200
Heartland Wireless
  Communications, Inc. Units,
  13.00%+                              250,000    4/15/2003       264,375
Horsehead Industries Sub. Note,
  14.00%                               250,000    6/01/1999       255,625
Marcus Cable Capital Co. Sr.
  Disc. Note, 0.00% to 7/31/99,
  13.50% from 8/1/99 to maturity       100,000    8/01/2004        63,250
Motels of America, Inc. Sr. Sub.
  Notes, 12.00%                        500,000    4/15/2004       502,500
PageMart, Inc. Sr. Disc. Notes,
  0.00% to 10/31/98, 12.25% from
  11/1/98 to maturity                  750,000   11/01/2003       474,375
PageMart Nationwide, Inc. Units,
  0.00% to 1/31/2000, 15.00% from
  2/1/2000 to maturity+                500,000    2/01/2005       301,250
Presidio Oil Co. Sr. Sub. Indexed
  Notes, 14.05%[open box]              400,000    7/15/2002       360,000
Presidio Oil Co. Sr. Sec. Notes,
  11.50%[open box]                     650,000    9/15/2000       617,500
Ralphs Grocery Co. Sr. Note,
  10.45%                             1,000,000    6/15/2004     1,000,000
Seven-Up/RC Bottling Co. of
  Southern California, Inc., 11.50%    250,000    8/01/1999       220,000
Sheffield Steel Corp. First
  Mortgage Note, 12.00%                500,000   11/01/2001       470,000
Sullivan Graphics, Inc., 15.00%        650,000    2/01/2001       689,000
U.S.A. Mobile Communications,
  Inc. Sr. Notes, 14.00%            $  750,000   11/01/2004   $   832,500
Viatel, Inc. Sr. Disc. Units,
  0.00% to 1/14/2000, 15.00% from
  1/15/2000 to maturity+                75,000    1/15/2005       487,500
Wilrig A.S. Sr. Sec. Notes,
  11.25%                               750,000    3/15/2004       772,500
                                                               ----------
Total Non-Convertible Bonds (Cost $11,496,505)                 11,261,575
                                                               ----------
COMMERCIAL PAPER 1.1%
American Express Credit Corp.,
  5.85%                                458,000    7/05/1995       458,000
American Express Credit Corp.,
  5.80%                                440,000    7/06/1995       440,000
Household Finance Corp., 5.95%         102,000    7/10/1995       102,000
                                                               ----------
Total Commercial Paper (Cost $1,000,000)                        1,000,000
                                                               ----------
Total Investments (Cost $80,078,108)--100.7%                   90,273,910
Cash and Other Assets, Less Liabilities--(0.7)%                  (623,896)
                                                               ----------
Net Assets--100.0%                                            $89,650,014
                                                               ==========

Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $80,130,888 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over tax
  cost                                                          $13,543,345
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost over
  value                                                          (3,400,323)
                                                                 ----------
                                                                $10,143,022
                                                                 ==========

* Nonincome-producing securities.

[diamond] Payments of income may be made in cash or in the form of additional securities.

++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At June 30, 1995, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at June 30, 1995 was $0 and $50,064 (0.1% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1995 was $2,124,525 and $2,205,706 (2.5% of net assets), respectively.

[open box] Security is in default.

The accompanying note are an integral part of the financial statements.

MetLife-State Street Research Equity Income Fund
Statement of Assets and Liabilities
June 30, 1995

Assets
Investments, at value (Cost $80,078,108) (Note 1)     $90,273,910
Cash                                                        3,367
Receivable for securities sold                          1,786,405
Dividends and interest receivable                         407,754
Receivable for fund shares sold                            43,467
Receivable from Distributor (Note 3)                       38,622
Other assets                                                  943
                                                      ------------
                                                       92,554,468
Liabilities
Payable for securities purchased                        2,548,321
Accrued transfer agent and shareholder services
  (Note 2)                                                 86,325
Payable for fund shares redeemed                           59,723
Accrued management fee (Note 2)                            50,234
Dividends payable                                          34,823
Accrued distribution fee (Note 5)                          24,012
Accrued trustees' fees (Note 2)                             6,730
Other accrued expenses                                     94,286
                                                      ------------
                                                        2,904,454
                                                      ------------
Net Assets                                            $89,650,014
                                                      ============
Net Assets consist of:
 Undistributed net investment income                  $   322,548
 Unrealized appreciation of investments                10,195,802
 Accumulated net realized gain                          1,165,002
 Shares of beneficial interest                         77,966,662
                                                      ------------
                                                      $89,650,014
                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($37,327,119 / 3,189,399 shares of
  beneficial interest)                                      $11.70
                                                      ============
Maximum Offering Price per share of Class A shares
  ($11.70 / .955)                                           $12.25
                                                      ============
Net Asset Value and offering price per share of
  Class B shares ($16,130,232 / 1,381,341 shares of
  beneficial interest)*                                     $11.68
                                                      ============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($34,827,097 /
  2,977,684 shares of beneficial interest)                  $11.70
                                                      ============
Net Asset Value and offering price per share of
  Class D shares ($1,365,566 / 116,997 shares of
  beneficial interest)*                                     $11.67
                                                      ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended June 30, 1995

Investment Income
Dividends, net of foreign taxes of $13,689              $ 1,446,184
Interest                                                  1,731,840
                                                        ------------
                                                          3,178,024
Expenses
Management fee (Note 2)                                     521,730
Transfer agent and shareholder services (Note 2)            347,078
Custodian fee                                               120,859
Registration fees                                            48,026
Reports to shareholders                                      39,974
Audit fee                                                    32,294
Trustees' fees (Note 2)                                      15,303
Distribution fee--Class A (Note 5)                          169,569
Distribution fee--Class B (Note 5)                          134,121
Distribution fee--Class D (Note 5)                           13,692
Legal fees                                                    4,299
Miscellaneous                                                 9,867
                                                        ------------
                                                          1,456,812
Expenses borne by the Distributor (Note 3)                 (333,725)
                                                        ------------
                                                          1,123,087
                                                        ------------
Net investment income                                     2,054,937
                                                        ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)          1,155,735
Net unrealized appreciation of investments                9,032,370
                                                        ------------
Net gain on investments                                  10,188,105
                                                        ------------
Net increase in net assets resulting from operations    $12,243,042
                                                        ============

The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Income Fund
Statement of Changes in Net Assets

                                             Year ended June 30
                                         ---------------------------
                                            1995            1994
-------------------------------------    -----------    ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                   $  2,054,937    $  1,597,466
Net realized gain on investments*          1,155,735       4,575,566
Net unrealized appreciation
 (depreciation) of investments             9,032,370      (4,848,144)
                                         -----------    ------------
Net increase resulting from
 operations                               12,243,042       1,324,888
                                         -----------    ------------
Dividend from net investment income:
 Class A                                    (984,856)       (879,098)
 Class B                                    (285,324)       (103,663)
 Class C                                    (808,655)       (513,407)
 Class D                                     (28,201)        (16,964)
                                         -----------    ------------
                                          (2,107,036)     (1,513,132)
                                         -----------    ------------
Distributions from net realized gains:
 Class A                                  (2,006,103)       (508,404)
 Class B                                    (563,723)        (61,922)
 Class C                                  (1,043,962)       (225,556)
 Class D                                     (63,626)        (11,728)
                                         -----------    ------------
                                          (3,677,414)       (807,610)
                                         -----------    ------------
Net increase from fund share
 transactions (Note 6)                    10,409,654      27,105,811
                                         -----------    ------------
Total increase in net assets              16,868,246      26,109,957
Net Assets
Beginning of year                         72,781,768      46,671,811
                                         -----------    ------------
End of year (including undistributed
 net investment income of $322,548
 and $374,647, respectively)            $ 89,650,014    $ 72,781,768
                                         ===========    ============
* Net realized gain for Federal
  income tax purposes (Note 1)          $  1,208,383    $  4,553,748
                                         ===========    ============

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
June 30, 1995

Note 1

MetLife-State Street Research Equity Income Fund, formerly MetLife-State Street Equity Income Fund (the "Fund") is a series of MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: MetLife-State Street Research Equity Income Fund, MetLife-State Street Research Capital Appreciation Fund, MetLife-State Street Research Equity Investment Fund and State Street Research Global Resources Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Prior to March 10, 1995, Class A shares paid annual distribution and service fees of 0.50% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

The accompanying notes are an integral part of the financial statements.

MetLife-State Street Research Equity Income Fund

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1995, the fees pursuant to such agreement amounted to $521,730.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1995, the amount of such shareholder servicing and account maintenance expenses was $152,719.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,303 during the year ended June 30, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $333,725.

Note 4

For the year ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $60,348,734 and $52,696,221, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. Prior to March 10, 1995, the Fund paid an annual distribution fee of 0.25% of average daily net assets for Class A shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1995, fees pursuant to such plan amounted to $169,569, $134,121 and $13,692 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $11,212 and $72,165, respectively, on sales of shares of Class A shares of the Fund during the year ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $130,203 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $265, $50,949 and $632 on redemptions of Class A, Class B and Class D shares, respectively during the same period.

MetLife-State Street Research Equity Income Fund
Notes (cont'd)

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 49,237 Class D shares of the Fund and the Distributor owned 3,614 Class A shares of the Fund.

Share transactions were as follows:

                                                                       Year ended June 30
                                                ---------------------------------------------------------------
                                                             1995                             1994
                                                -----------------------------     ------------------------------
Class A                                            Shares          Amount           Shares           Amount
--------------------------------------------    ------------    ------------     ------------    --------------
Shares sold                                         398,649      $  4,285,947      1,584,700       $18,024,978
Issued upon reinvestment of:
 Distributions from net realized gains              179,249         1,907,857         40,997           476,381
 Dividends from net investment income                82,151           897,184         71,938           812,948
Shares repurchased                               (1,195,595)      (12,867,093)      (659,533)       (7,545,419)
                                                 ------------    ------------     ------------    --------------
Net increase (decrease)                            (535,546)     $ (5,776,105)     1,038,102       $11,768,888
                                                 ============    ============     ============    ==============

Class B                                             Shares          Amount           Shares          Amount
--------------------------------------------    ------------    ------------     ------------    --------------
Shares sold                                         532,548      $  5,717,454        988,855       $11,262,723
Issued upon reinvestment of:
 Distributions from net realized gains               48,954           520,771          5,001            58,066
 Dividends from net investment income                23,498           257,756          8,247            91,949
Shares repurchased                                 (213,874)       (2,294,678)      (110,124)       (1,236,154)
                                                 ------------    ------------     ------------    --------------
Net increase                                        391,126      $  4,201,303        891,979       $10,176,584
                                                 ============    ============     ============    ==============

Class C                                            Shares           Amount          Shares           Amount
--------------------------------------------    ------------    ------------     ------------    --------------
Shares sold                                       1,452,407      $15,677,247        817,270        $ 9,352,116
Issued upon reinvestment of:
 Distributions from net realized gains               98,117        1,043,974         19,415            225,406
 Dividends from net investment income                73,413          806,458         45,182            509,180
Shares repurchased                                 (512,040)      (5,526,511)      (498,017)        (5,610,959)
                                                 ------------    ------------     ------------    --------------
Net increase                                      1,111,897      $12,001,168        383,850        $ 4,475,743
                                                 ============    ============     ============    ==============

Class D                                           Shares           Amount          Shares           Amount
--------------------------------------------    ------------    ------------     ------------    --------------
Shares sold                                         24,855        $ 265,512          71,712         $ 819,093
Issued upon reinvestment of:
 Distributions from net realized gains               5,541           58,959             857             9,945
 Dividends from net investment income                1,154           12,472             540             6,076
Shares repurchased                                 (32,405)        (353,655)        (13,472)         (150,518)
                                                 ------------    ------------     ------------    --------------
Net increase (decrease)                               (855)       $  (16,712)        59,637         $ 684,596
                                                 ============    ============     ============    ==============

Financial Highlights
For a share outstanding throughout each year.

                                                              Class A                                     Class B
                                            -----------------------------------------------      ---------------------------------
                                                                                                                      June 1, 1993
                                                                                                                   (Commencement of
                                                          Year ended June 30                  Year ended June 30      Share Class
                                            -----------------------------------------------    ----------------    Designations) to
                                             1995**      1994      1993      1992      1991     1995**      1994     June 30, 1993
----------------------------------------     ------    ------    ------    ------    -------    ------    ------     -------------
Net asset value, beginning of year            $10.87    $10.79     $9.19     $8.33     $9.83      $10.86    $10.79       $10.81
Net investment income*                           .28       .24       .44       .39       .45         .21       .21          .02
Net realized and unrealized gain
  (loss) on investments                         1.37       .25      1.52       .83     (1.08)       1.38       .21         (.02)

Dividends from net investment income            (.28)     (.26)     (.36)     (.36)     (.48)       (.23)     (.20)        (.02)

Distributions from net realized gains           (.54)     (.15)       --        --      (.39)       (.54)     (.15)          --
                                               ------    ------    ------    ------    -------    ------    ------   -------------
Net asset value, end of year                  $11.70    $10.87    $10.79     $9.19      $8.33     $11.68    $10.86       $10.79
                                               ======    ======    ======    ======    =======    ======    ======   =============
Total return                                   16.12%+    4.30%+   21.64%+   14.81%+    (6.51)%+  15.43%+    3.79%+        0.05%+++
Net assets at end of year (000s)             $37,327   $40,484   $28,995   $51,585    $45,233   $16,130    $10,752       $1,060
Ratio of operating expenses to average
  net assets*                                   1.42%     1.50%     1.50%     1.50%      1.50%     2.00%     2.00%         2.00%++
Ratio of net investment income to
  average net assets*                           2.55%     2.42%     3.76%     4.27%      5.30%     1.95%     1.80%         1.53%++
Portfolio turnover rate                        67.50%    73.96%    80.42%   102.39%    131.43%    67.50%    73.96%        80.42%
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).       $.05      $.05      $.01      $.01       $.01      $.05      $.07          $.00

                                                            Class C                                Class D
                                                 -------------------------------       --------------------------------
                                                                       June 1, 1993                         June 1, 1993
                                                                      (Commencement of                     (Commencement of
                                                 Year ended June 30    Share Class     Year ended June 30     Share Class
                                                  ----------------    Designations) to ------------------  Designations) to
                                               1995**      1994             1993        1995**      1994    June 30, 1993
--------------------------------------------     ------    ------        -----------    ------    -----   -------------
Net asset value, beginning of year              $10.86    $10.79          $10.81        $10.86   $10.79       $10.81
Net investment income*                             .32       .33              .03          .22      .21          .02
Net realized and unrealized gain (loss) on
investments                                       1.39       .21             (.02)        1.36      .21         (.02)
Dividends from net investment income              (.33)     (.32)            (.03)        (.23)    (.20)        (.02)
Distributions from net realized gains             (.54)     (.15)            --           (.54)    (.15)          --
                                                 ------    ------        -----------     ------    -----   -------------
Net asset value, end of year                    $11.70    $10.86           $10.79       $11.67   $10.86       $10.79
                                                 ======    ======        ===========    ======    =====     =============
Total return                                     16.64%+    4.84%+           0.14%+++    15.33%+   3.78%+       0.04%+++
Net assets at end of year (000s)               $34,827   $20,266          $15,988       $1,366   $1,280         $628
Ratio of operating expenses to average net
assets*                                           1.00%     1.00%            1.00%++      2.00%    2.00%        2.00%++
Ratio of net investment income to average
net assets*                                       2.93%     2.92%            1.65%++      1.96%    1.88%        1.49%++
Portfolio turnover rate                          67.50%    73.96%           80.42%       67.50%   73.96%       80.42%
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).         $.05      $.06             $.00         $.05     $.06         $.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants

To the Trustees of MetLife-State Street
Equity Trust and the Shareholders of
MetLife-State Street Research Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MetLife-State Street Research Equity Income Fund, (formerly MetLife-State Street Equity Income
Fund) (a series of MetLife-State Street Equity Trust, hereafter referred to as the "Trust") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
August 4, 1995

Management's Discussion of Fund Performance

Equity Income Fund outperformed the average for Lipper Analytical Services' equity income fund category for the 12 months ended June 30, 1995 (does not reflect sales charge).

The Fund's portfolio is diversified into corporate and convertible bonds, which provide more income and tend to offer less price fluctuation than stocks. Stocks are selected on a value basis.

One of our largest industry positions was in retail stocks, which we began to emphasize late in 1994 after retail stocks declined sharply. Even though the economy appears to be slowing down, the Fund has targeted certain cyclical stocks that could benefit from rising chemical and paper prices.

Equity Income Fund also participated in the two strongest sectors of the market: technology and finance. In technology, our focus was on aerospace and electronics stocks. Financial stocks performed poorly last year when interest rates rose, but recovered in 1995 as rates declined. Our financial holdings were concentrated in insurance stocks.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects up to a maximum 4.5% front-end sales charge or 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and subsequent performance reflects annual 12b-1 fees of 1%.

                       Comparison Of Change In Value Of
                        A $10,000 Investment In Equity
                         Income Fund and The S&P 500

Class A Shares

  Average Annual Total Return
1 Year    5 Year    Life of Fund
+10.90%   +8.63%       +9.23%

"86"    9550    10000
"87"    10832   12605
"88"    10569   11730
"89"    12351   14135
"90"    13768   16462
"91"    12903   17678
"92"    14814   20048
"93"    18037   22779
"94"    18815   23099
"95"    21850   29112

Class B Shares

  Average Annual Total Return
1 Year    5 Year    Life of Fund
+10.43%   +9.08%       +9.63%

"86"    10000   10000
"87"    11342   12605.6
"88"    11074   11730.2
"89"    12954   14135.1
"90"    14443   16462
"91"    13528   17678
"92"    15533   20048
"93"    18896   22779
"94"    19611   23099
"95"    22637   29112

Class C Shares

  Average Annual Total Return
1 Year    5 Year    Life of Fund
+16.64%   +9.83%       +9.89%

"86"    10000   10000
"87"    11342   12605.6
"88"    11074   11730.2
"89"    12954   14135.1
"90"    14443   16462
"91"    13528   17678
"92"    15533   20048
"93"    18913   22779
"94"    19827   23099
"95"    23126   29112

Class D Shares

  Average Annual Total Return
1 Year    5 Year    Life of Fund
+14.33%   +9.34%       +9.62%

"86"    10000   10000
"87"    11342   12605.6
"88"    11074   11730.2
"89"    12954   14135.1
"90"    14443   16462
"91"    13528   17678
"92"    15533   20048
"93"    18895   22779
"94"    19609   23099
"95"    22615   29112

                    Supplement No. 1 dated November 1, 1995
                                       to
           Statement of Additional Information dated November 1, 1995 for
                  STATE STREET RESEARCH GLOBAL RESOURCES FUND

                 a Series of State Street Research Equity Trust


        The section captioned "Additional Investment Policies and Restrictions" at pages 2 through 5 in the attached Statement of Additional Information reflects policy changes which have not been finalized. Until such finalization, the section reads in its entirety as follows:

                "ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

        As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

        All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

        (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

        (2) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

        (3)  not to issue senior securities;

        (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

        (5) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

        (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in futures contracts and options on futures contracts on securities, securities indices or currencies shall not be deemed an investment in commodities or commodities contracts;

        (7) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

        (8) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

        (9) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

        (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

        (11) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

        The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

        (1) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

        (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

        (3) not hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

        (4) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

        (5) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

        (6) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not listed on the New York or American Stock Exchange more than 2% of its total assets, in each case taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

        (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

        (8) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to exemptive rules or regulations under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days.

        The Fund has undertaken with a state securities authority that, pursuant to clause (6) above, for so long as the Fund's shares are required to be registered in that state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange."


CONTROL NUMBER: 2771-951101(1296)SSR-LD                          EG-366E-1195

                   State Street Research Global Resources Fund
                                   a series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1995

                                TABLE OF CONTENTS
                                                                            Page
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    2

ADDITIONAL INFORMATION CONCERNING
CERTAIN INVESTMENT TECHNIQUES .............................................    5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   15

RATING CATEGORIES OF DEBT SECURITIES ......................................   18

TRUSTEES AND OFFICERS .....................................................   21

INVESTMENT ADVISORY SERVICES ..............................................   27

PURCHASE AND REDEMPTION OF SHARES .........................................   28

NET ASSET VALUE ...........................................................   30

PORTFOLIO TRANSACTIONS ....................................................   31

CERTAIN TAX MATTERS .......................................................   33

DISTRIBUTION OF SHARES OF THE FUND ........................................   35

CALCULATION OF PERFORMANCE DATA ...........................................   39

CUSTODIAN .................................................................   42

INDEPENDENT ACCOUNTANTS ...................................................   42

FINANCIAL STATEMENTS ......................................................   42

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Global Resources Fund (the "Fund") dated November 1, 1995, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285S-951101(1296) SSR-LD                         EG-879D-1195

              ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

          (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (7) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not listed on the New York or American Stock Exchange more than 2% of its total assets, in each case taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (8) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (9) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to exemptive rules or regulations under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days.

         The Fund has undertaken with a state securities authority that, pursuant to clause (7) above, for so long as the Fund's shares are required to be registered in that state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security or other asset. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security or other asset rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its investments or the investments which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned security plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities in which the Fund is authorized to invest. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of the Fund. Such loans may be terminated at any time. The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Rule 144A Securities

         The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

        The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The

Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications, grouped by sectors, are currently used:


Basic Industries                        Consumer Staple                     Science & Technology
----------------                        ---------------                     --------------------
Chemical                                Business Service                    Aerospace
Diversified                             Container                           Computer Software & Service
Electrical Equipment                    Drug                                Electronic Equipment
Forest Products                         Food & Beverage                     Office Equipment
Machinery                               Hospital Supply
Metal & Mining                          Personal Care
Railroad                                Printing & Publishing
Truckers                                Tobacco

Utility                                 Energy                              Consumer Cyclical
-------                                 ------                              -----------------
Electric                                Oil                                 Airline
Natural Gas                             Oil Service                         Automotive
Telephone                                                                   Building
                                                                            Hotel & Restaurant
                                                                            Photography
                                                                            Recreation
                                                                            Retail Trade
                                                                            Textile & Apparel
Miscellaneous                           Finance
-------------                           -------
                                        Bank
                                        Financial Service
                                        Insurance

Other Investment Limitations

         The Fund may invest up to 10% of its total assets in shares of other investment companies as described herein under "Additional Investment Policies and Restrictions." Such investments may involve the payment of duplicative management or other fees. To mitigate such duplication, however, the Investment Manager has agreed to waive up to the full amount of its investment advisory fee with respect to investments, if any, in other open-end investment companies; the amount of such waived fee will be deemed to be a reduction in management fees or an assumption of expenses relating to the Fund as described under "Table of Expenses" in the Prospectus.

         The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         Debt securities and short term investments acquired by the Fund may include the following:

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

 (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

 (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

 (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) to finance short-term credit needs issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or Prime by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of corporate bond and debenture ratings of Standard & Poor's Corporation ("S&P"):

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of corporate bond and debenture ratings of Moody's Investors Service, Inc. ("Moody's"):

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of the Investment Manager. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company

------------------
* or + see footnotes on page 23

Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board,

------------------
* or + see footnotes on page 23

President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

------------------

         +Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, MetLife - State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street
Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

         As of July 31, 1995, the Trustees and officers of the Trust as a group owned approximately 1.2% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

         Also as of July 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                                   %
                           -----------                                  ---
Class A                    Merrill Lynch                                22.6

Class B                    Merrill Lynch                                11.5

Class C                    United States Trust Company                  86.0

Class D                    Metropolitan Life                            19.7
                           Merrill Lynch                                 7.4
                           P.A. Spitalieri                               5.5
                           PaineWebber                                  13.8

         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080

United States Trust Company (a)(b)
770 Broadway
New York, New York  10003

Metropolitan Life Insurance Company (c)
One Madison Avenue
New York, New York  10010

P.A. Spitalieri
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

PaineWebber, Incorporated (a)
1285 Avenue of the Americas
New York, New York  10019

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) United States Trust Company holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(c) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

         During the fiscal year ended June 30, 1995, the Trustees were compensated as follows:


-------------------------------------------------------------------------------------------------------------------

                                                                                      Total
                                                                                  Compensation
                                             Aggregate                           From Trust and
        Name of                            Compensation                           Complex Paid
        Trustee                            From Trust(a)                         to Trustees(b)
-------------------------------------------------------------------------------------------------------------------

Edward M. Lamont                          $    10,300                             $     58,446
Robert A. Lawrence                        $    10,300                             $     86,110
Dean O. Morton                            $    11,500                             $     95,360
Thomas L. Phillips                        $    10,500                             $     65,560
Toby Rosenblatt                           $    10,300                             $     58,446
Michael S. Scott Morton                   $    12,300                             $     96,510
Ralph F. Verni                            $         0                             $          0
Jeptha H. Wade                            $    10,500                             $     65,860

(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund's investment advisory fee prior to the assumption of fees or expenses was $177,220, $281,318 and $284,926, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $80,236, $360,878 and $307,559, respectively.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet criteria relating to level of assets, number of participants, service agreements, or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended June 30, 1994 and 1995 were 30.98% and 62.94%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1994 was significantly lower than that for the previous fiscal year because there was less volatility in the natural gas markets, thereby leading to fewer changes in portfolio strategy; and also because there were fewer redemptions of Fund shares which allowed the Investment Manager to hold portfolio securities longer, as additional cash was not needed to meet redemption requests.

         Conversely, the Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1995 was significantly higher than that for the previous fiscal year because of opposite forces, namely, more volatility in the natural gas markets, thereby leading to more changes in portfolio strategy, and more redemptions of Fund shares which required the Investment Manager to liquidate portfolio securities.

Brokerage Allocation

         The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

         When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the Investment Manager.

         Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid $73,056, $99,253 and
$149,770, respectively, in brokerage commissions. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

         On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares of the Fund would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Equity Trust (formerly, MetLife - State Street Equity Trust) is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund (formerly, MetLife - State Street Research Capital Appreciation Fund, MetLife - State Street Research Equity Investment Fund, MetLife - State Street Research Equity Income Fund and State Street Research Global

Energy Fund, respectively). The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1993, 1994 and 1995, total sales charges on Class A shares paid to the Distributor amounted to approximately $223,639, $218,494 and $93,586, respectively. For the same periods, the Distributor retained $33,002, $25,672 and $10,670, respectively, after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares and paid initial commissions to securities dealers for sales of such Class A, Class B and Class D shares as follows:

                                                                                         June 1, 1993
                                                                                         (commencement
                                                                                        of share class
                      Fiscal Year                       Fiscal Year                    designations) to
                  Ended June 30, 1995               Ended June 30, 1994                  June 30, 1993
            -------------------------------   -------------------------------  -----------------------

            Contingent        Commissions      Contingent       Commissions      Contingent       Commissions
             Deferred           Paid to         Deferred          Paid to         Deferred          Paid to
           Sales Charges        Dealers       Sales Charges       Dealers       Sales Charges       Dealers
           -------------      -----------     -------------     -----------     -------------     -----------
Class A      $21,450                $0               $0                $0              $0               $0

Class B      $36,122           $29,957           $8,308          $163,664              $0          $15,233

Class D       $1,185                $0             $310          $ 15,955              $0             $502

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1995, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class A                    Class B                 Class D
                                              -------                    -------                 -------

Advertising                                  $  5,671                    $     0                 $ 1,338

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                   1,810                          0                     427

Compensation to dealers                        82,408                     64,359                  11,751

Compensation to sales
 personnel                                     16,914                          0                   3,990

Interest                                            0                          0                       0

Carrying or other
 financing charges                                  0                          0                       0

Other expenses; marketing; general             13,185                          0                   3,110
                                           ----------                 ----------              ----------

Total fees                                   $119,988                    $64,359                 $20,616
                                           ==========                  =========               =========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                           Rule 12b-1 Fees                                        Sales Charges
         ---------------------------------------------------           ---------------------------------
         Current
Class    Amount                     Period

   A     0.25%             0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                           0.25% thereafter

   B     1.00%             0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                           June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                           performance for periods after June 1,       respectively
                           1993

   C     None              0.50% until June 1, 1993;                   None
                           0% thereafter

   D     1.00%             0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                           June 1, 1993 to present; fee will reduce    deferred sales charge
                           performance for periods after June 1,
                           1993

         All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return

         The Fund's average annual total return ("standard total return") of each class of shares was as follows:

                         Commencement of
                           Operations              Five Years                      One Year
                         (March 2, 1990)              Ended                          Ended
                        to June 30, 1995          June 30, 1995                  June 30, 1995
                        ----------------          -------------                  -------------
                       With        Without     With            Without        With         Without
                      Subsidy      Subsidy    Subsidy          Subsidy       Subsidy       Subsidy
                      -------      -------    -------          -------       -------       -------
    Class A          -0.40%        -1.01%      0.80%           0.16%         -1.92%        -2.95%
    Class B           0.26%        -0.40%      1.13%           0.43%         -2.88%        -3.96%
    Class C           0.63%        -0.06%      1.91%           1.19%          3.11%         2.03%
    Class D           0.24%        -0.40%      1.49%           0.82%          1.12%         0.04%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                       P(1+T)(n) = ERV

Where:  P     =        a hypothetical initial payment of $1,000

        T     =        average annual total return

        n     =        number of years

        ERV   =        ending redeemable value at the end of the designated
                       period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended
June 30, 1995 without taking sales charges into account, were as follows:

                    With                Without
                   Subsidy              Subsidy
                   ------               ------

Class A             13.22%               12.62%
Class B             12.85%               12.25%
Class C             13.40%               12.80%
Class D             12.86%               12.26%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended June 30, 1995:

STATE STREET RESEARCH GLOBAL RESOURCES FUND

INVESTMENT PORTFOLIO
June 30, 1995
                                                                    Value
                                                Shares             (Note 1)
                                             --------------   ----------------
EQUITY SECURITIES 98.6%
Basic Industries 5.3%
Metal & Mining 5.3%
Aber Resources, Ltd.*                            40,000          $   287,500
Crown Resources Corp.*                          100,000              462,500
Cyprus Amax Minerals Co.                          5,000              142,500
DeBeers Consolidated Mines Ltd. ADR               1,000               25,875
Dia Met Minerals Ltd. Cl. A*                      5,000               47,324
Dia Met Minerals Ltd. Cl. B*                     20,000              196,578
Gibraltar Mines Ltd.*                            30,000              144,703
Magma Copper Co. Cl. B*                          15,000              243,750
Southernera Resources Ltd.*                      80,000              267,929
TVX Gold, Inc.*                                  30,000              217,500
                                                              ----------------
                                                                   2,036,159
                                                              ----------------
Total Basic Industries                                             2,036,159
                                                              ----------------
Energy 84.6%
Oil 60.8%
Abacan Resource Corp.*                          129,900              392,490
Ballistic Energy Corp.*                          80,000              458,682
Basin Exploration, Inc.*                         55,200              327,750
Belden & Blake Corp.*                            30,000              487,500
Tom Brown, Inc.*                                100,000            1,487,500
CS Resources Ltd.*                              200,000            1,201,311
Coda Energy, Inc.*                               75,000              515,625
Crystal Oil Corp.*                               41,600            1,279,200
Discovery West Corp.*                            70,000              203,859
Edisto Resources Corp.*                          25,000              181,250
Forest Oil Corp.*                               150,000              243,750
Fortune Petroleum Corp.*                         75,000              173,438
Garnet Resources Corp.*                          60,000              135,000
Gerrity Oil & Gas Co.*                          110,000              371,250
Global Natural Resources Inc.*                  165,500            1,779,125
Intensity Resources, Ltd.*                      270,400              600,451
Inverness Petroleum Ltd.*                        98,967              531,403
Louisiana Land & Exploration Co.                  5,000              199,375
Morgan Hydrocarbons, Inc.*                      300,000              873,680
Nuevo Energy Co.*                                70,000            1,408,750
Optima Petroleum Corp.*                          46,700              113,831
Oryx Energy Co.*                                 39,700              545,875
Phoenix Resource Cos., Inc.                      95,900            3,044,825
Plains Resources, Inc.*                         120,000            1,050,000
Ranchmens Resources Ltd.*                        60,000              196,578
Ranger Oil Ltd.*                                250,000            1,562,500
Oil (cont'd)
Richland Petroleum Corp.*                        40,000          $   269,385
Summit Resources Ltd.                            60,600              716,964
Swift Energy Co.*                                53,110              484,629
Tatham Offshore, Inc.*                          100,000              350,000
Tipperary Corp.*                                 20,700              120,319
Ulster Petroleum Ltd.*                          275,000            1,001,092
United Meridian Corp.*                           22,800              353,400
Wascana Energy, Inc.*                            50,000              432,290
Clayton Williams Energy, Inc.*                   40,000              120,000
XCL Ltd.*                                       117,200               95,225
                                                              ----------------
                                                                  23,308,302
                                                              ----------------
Oil Service 23.8%
Atwood Oceanics, Inc.*                            4,100               65,856
BJ Services Co.*                                 38,000              864,500
Dawson Geophysical Co.*                          20,000              235,000
Dreco Energy Services Ltd.*                      30,000              435,000
Energy Ventures, Inc.*                           57,600            1,036,800
Ensco International, Inc.*                       40,000              635,000
Grant Geophysical, Inc.*                         70,000              148,750
Landmark Graphics Corp.*                         15,000              382,500
J. Ray McDermott S.A.*                            6,800              150,450
Nabors Industries, Inc.*                         67,200              554,400
Noble Drilling Corp.*                           175,000            1,290,625
Nowsco Well Service Ltd.                        100,000              975,000
Oceaneering International, Inc.*                 25,600              227,200
Pool Energy Services Co.*                        70,000              577,500
Rowan Companies, Inc.*                           50,000              406,250
Solid State Geophysical, Inc.*                    9,500               40,635
TMBR/Sharp Drilling, Inc.*                       50,000              346,875
Tesco Corp.*                                     50,000              107,390
Tuboscope Vetco International Corp.*             75,000              478,125
Unit Corp.*                                      50,000              181,250
                                                              ----------------
                                                                   9,139,106
                                                              ----------------
Total Energy                                                      32,447,408
                                                              ----------------
Utility 8.7%
Natural Gas 8.7%
ENSERCH Corp.                                    80,000            1,370,000
TransTexas Gas Corp.*                           129,500            1,958,687
                                                              ----------------
                                                                   3,328,687
                                                              ----------------
Total Utility                                                      3,328,687
                                                              ----------------
Total Equity Securities (Cost
$34,815,947)                                                      37,812,254
                                                              ----------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

                                  Principal       Maturity          Value
                                    Amount          Date           (Note 1)
                                 ------------   ------------     -------------
SHORT-TERM OBLIGATIONS 2.9%
American Express Credit
  Corp., 5.85%                     $398,000       7/5/1995       $   398,000
American Express Credit
  Corp., 5.80%                      152,000       7/6/1995           152,000
Ford Motor Credit Co., 5.92%        566,000       7/3/1995           566,000
                                                                 -------------
Total Short-Term Obligations (Cost $1,116,000)                     1,116,000
                                                                 -------------
Total Investments (Cost $35,931,947)--101.5%                      38,928,254
Cash and Other Assets, Less Liabilities--(1.5)%                     (569,266)
                                                                 -------------
Net Assets--100.0%                                               $38,358,988
                                                                 =============
Federal Income Tax Information:

At June 30, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $36,019,398 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost             $ 8,104,767
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (5,195,911)
                                                                 -------------
                                                                 $ 2,908,856
                                                                 =============

* Nonincome-producing securities
ADR stands for American Depositary Receipt, representing ownership of foreign securities.
Diversification of Equity Securities and Short-Term Obligations at June 30, 1995 (as a percentage of net assets) was United States 80.2%, Canada 19.7% and South Africa 0.1%.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

Assets
Investments, at value (Cost $35,931,947) (Note 1)     $38,928,254
Cash                                                        1,884
Receivable for fund shares sold                            74,499
Receivable from Distributor (Note 3)                       10,907
Dividends and interest receivable                           4,470
Other assets                                                1,630
                                                      ------------
                                                       39,021,644
Liabilities
Payable for securities purchased                          310,240
Payable for fund shares redeemed                          149,085
Accrued transfer agent and shareholder services
  (Note 2)                                                 89,605
Accrued management fee (Note 2)                            25,738
Accrued distribution fee (Note 5)                          14,402
Accrued trustees' fees (Note 2)                             4,507
Other accrued expenses                                     69,079
                                                      ------------
                                                          662,656
                                                      ------------
Net Assets                                            $38,358,988
                                                      ============
Net Assets consist of:
 Unrealized appreciation of investments               $ 2,996,307
 Accumulated net realized loss                         (4,928,307)
 Shares of beneficial interest                         40,290,988
                                                      ------------
                                                      $38,358,988
                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($25,691,662 / 2,112,869 shares of
  beneficial interest)                                      $12.16
                                                      ============
Maximum Offering Price per share of Class A shares
  ($12.16 / .955)                                           $12.73
                                                      ============
Net Asset Value and offering price per share of
  Class B shares ($7,029,514 / 584,193 shares of
  beneficial interest)*                                     $12.03
                                                      ============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($3,287,790 /
  267,853 shares of beneficial interest)                    $12.27
                                                      ============
Net Asset Value and offering price per share of
  Class D shares ($2,350,022 / 195,480 shares of
  beneficial interest)*                                     $12.02
                                                      ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS
For the year ended June 30, 1995

Investment Income
Dividends, net of foreign taxes of $7,810               $    94,420
Interest                                                     36,910
                                                        ------------
                                                            131,330
Expenses
Transfer agent and shareholder services (Note 2)            303,332
Management fee (Note 2)                                     284,926
Custodian fee                                                71,781
Registration fees                                            48,427
Reports to shareholders                                      33,122
Audit fee                                                    30,449
Distribution fee--Class A (Note 5)                          119,988
Distribution fee--Class B (Note 5)                           64,359
Distribution fee--Class D (Note 5)                           20,616
Amortization of organization costs (Note 1)                  15,762
Trustees' fees (Note 2)                                      14,971
Legal fees                                                    3,579
Miscellaneous                                                 7,035
                                                        ------------
                                                          1,018,347
Expenses borne by the Distributor (Note 3)                 (307,559)
                                                        ------------
                                                            710,788
                                                        ------------
Net investment loss                                        (579,458)
                                                        ------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investments (Notes 1 and 4)         (1,268,036)
Net unrealized appreciation of investments                2,488,313
                                                        ------------
Net gain on investments                                   1,220,277
                                                        ------------
Net increase in net assets resulting from operations    $   640,819
                                                        ============
STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended June 30
                                      1995           1994
 ------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss               $  (579,458)   $  (566,197)
Net realized loss on
  investments and foreign
  currency*                        (1,268,036)       (93,001)
Net unrealized appreciation
  (depreciation) of investments     2,488,313     (3,484,508)
                                   -----------   ------------
Net increase (decrease)
  resulting from operations           640,819     (4,143,706)
                                   -----------   ------------
Net increase (decrease) from
  fund share transactions
  (Note 7)                         (2,185,277)     8,751,694
                                   -----------   ------------
Total increase (decrease) in
  net assets                       (1,544,458)     4,607,988
Net Assets
Beginning of year                  39,903,446     35,295,458
                                   -----------   ------------
End of year                       $38,358,988    $39,903,446
                                   ===========   ============
* Net realized loss for
  Federal income tax purposes
  (Note 1)                        $(1,203,874)   $  (760,656)
                                   ===========   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1995

Note 1

State Street Research Global Resources Fund, formerly State Street Research Global Energy Fund (the "Fund"), is a series of MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, MetLife-State Street Research Capital Appreciation Fund, MetLife-State Street Research Equity Income Fund and MetLife-State Street Research Equity Investment Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Prior to March 10, 1995, Class A shares paid annual distribution and service fees of 0.50% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class.
The Trustees declare separate dividends on each class of shares

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At June 30, 1995, the Fund had a capital loss carryforward of $4,210,961 available, to the extent provided in regulations, to offset future capital gains, if any, of which $278,720, $1,767,752, $199,959, $760,656 and $1,203,874 expire on June 30,
1999, 2000, 2001, 2002 and 2003, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1993 through June 30, 1994, the Fund incurred net capital losses of $649,003 and it has deferred and treated such losses as arising in the fiscal year ending June 30, 1995. From November 1, 1994 through June 30, 1995, the Fund incurred net capital losses of approximately $630,000 and it intends to defer and treat such losses as arising in the fiscal year ending June 30, 1996.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1995, the fees pursuant to such agreement amounted to $284,926.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1995, the amount of such shareholder servicing and account maintenance expenses was $72,518.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,971 during the year ended June 30, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $307,559.

Note 4

For the year ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $23,450,521 and $26,659,165, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. Prior to March 10, 1995, the Fund paid annual distribution fees of 0.25% of average daily net assets for Class A shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1995, fees pursuant to such plan amounted to $119,988, $64,359 and $20,616 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $10,670 and $24,466, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $29,957 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $21,450, $36,122 and $1,185 on redemptions of Class A, Class B and Class D shares, respectively, during the same period.

Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 38,491 Class D shares and the Distributor owned one Class A share of the Fund.

Share transactions were as follows:

                                            Year ended June 30
                          -------------------------------------------------------
                                    1995                          1994
                          -------------------------   ---------------------------
Class A                    Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------
Shares sold               2,514,296   $ 28,346,425     2,293,708     $ 27,669,872
Shares repurchased       (2,992,842)   (33,679,131)   (2,182,001)     (26,635,350)
                          ----------    -----------    ----------   -------------
Net increase
(decrease)                 (478,546)  $ (5,332,706)      111,707     $  1,034,522
                          ==========    ===========    ==========   =============
Class B                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 314,583   $  3,497,941       652,256     $  7,742,089
Shares repurchased         (267,978)    (3,006,916)     (192,274)      (2,299,142)
                          ----------    -----------    ----------   -------------
Net increase                 46,605   $    491,025       459,982     $  5,442,947
                          ==========    ===========    ==========   =============
Class C                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 280,275   $  3,409,713       137,750     $  1,700,753
Shares repurchased          (93,086)    (1,092,177)      (67,902)        (824,239)
                          ----------    -----------    ----------   -------------
Net increase                187,189   $  2,317,536        69,848     $    876,514
                          ==========    ===========    ==========   =============
Class D                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 108,958   $  1,239,952       176,812     $  2,112,870
Shares repurchased          (77,489)      (901,084)      (56,352)        (715,159)
                          ----------    -----------    ----------   -------------
Net increase                 31,469   $    338,868       120,460     $  1,397,711
                          ==========    ===========    ==========   =============

STATE STREET RESEARCH GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                             Class A                                        Class B
                                       ----------------------------------------------------    ---------------------------------
                                                                                                                       June 1,
                                                                                                                        1993
                                                                                                                   (Commencement
                                                                                                                      of Share
                                                                                                                        Class
                                                                                                                   Designations)
                                                        Year ended June 30                     Year ended June 30        to
                                       ----------------------------------------------------    ------------------     June 30,
                                        1995**     1994**      1993       1992       1991      1995**     1994**        1993
                                       -----------------------------------------------------------------------------------------
Net asset value, beginning of year      $11.84     $13.51      $8.02      $9.12      $11.23    $11.78      $13.51      $12.99
Net investment income (loss)*             (.16)      (.17)      (.13)      (.12)        .03      (.23)       (.23)       (.02)
Net realized and unrealized gain
  (loss) on investments                    .48      (1.50)      5.62       (.98)      (2.07)      .48       (1.50)        .54
Distribution from net realized
  gains                                     --         --         --         --        (.06)       --          --          --
Dividends from net investment
  income                                    --         --         --         --        (.01)       --          --          --
                                        -------    -------    -------    -------    -------    -------    -------     -----------

Net asset value, end of year            $12.16     $11.84     $13.51      $8.02       $9.12    $12.03      $11.78      $13.51
                                        =======    =======    =======    =======    =======    =======    =======     ===========

Total return                              2.70%+   (12.36)%+   68.45%+   (12.06)%+   (18.28)%+   2.12%+    (12.81)%+     4.00%++
Net assets at end of year (000s)       $25,692    $30,679    $33,513    $19,227     $29,760    $7,030      $6,333      $1,048
Ratio of operating expenses to
  average net assets*                     1.75%      1.75%      1.75%      1.75%       1.75%     2.33%       2.25%       2.25%+++

Ratio of net investment income
  (loss) to average net assets           (1.41)%    (1.46)%    (1.44)%    (1.16%)      0.25%    (1.98)%     (1.93)%     (1.98)%+++
Portfolio turnover rate                  62.94%     30.98%     61.00%     47.09%     108.18%    62.94%      30.98%      61.00%
*Reflects voluntary assumption of
  fees or expenses per share in each
  year (Note 3).                        $  .09    $   .11     $  .03    $   .05     $   .03    $  .09      $  .14      $  .00

                                                           Class C                                     Class D
                                           ---------------------------------------     -----------------------------------------
                                                                         June 1,
                                                                           1993                                    June 1, 1993
                                                                     (Commencement                                (Commencement
                                                                            of                                          of
                                                                       Share Class                                  Share Class
                                                                     Designations)                                Designations)
                                             Year ended June 30             to          Year ended June 30              to
                                            -------------------           June 30,      ------------------            June 30,
                                            1995**         1994**          1993         1995**        1994**           1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $11.90        $13.52         $12.99        $11.77         $13.51         $12.99
Net investment loss*                           (.11)         (.15)          (.00)         (.23)          (.23)          (.02)
Net realized and unrealized gain (loss)
  on investments                                .48         (1.47)           .53           .48          (1.51)           .54
                                          -----------    -----------   -----------    -----------   -----------     ------------
Net asset value, end of year                 $12.27        $11.90         $13.52        $12.02         $11.77         $13.51
                                          ===========    ===========   ===========    ===========   ===========     ============
Total return                                   3.11%+      (11.98)%+        4.08%++       2.12%+       (12.88)%+        4.00%++
Net assets at end of year (000s)             $3,288          $960           $146        $2,350         $1,931           $588
Ratio of operating expenses to average
  net assets*                                  1.33%         1.25%          1.25%++       2.33%          2.25%          2.25%+++
Ratio of net investment loss to average
  net assets*                                 (1.01)%       (0.95)%        (1.05)%++     (1.99)%        (1.94)%        (2.00)%+++

Portfolio turnover rate                       62.94%        30.98%         61.00%        62.94%         30.98%         61.00%
*Reflects voluntary assumption of fees
 or expenses per share in each year
 (Note 3).                                   $  .08        $  .16         $  .00        $  .09         $  .13         $  .00

**Per share figures have been calculated using the average shares method.

+++Annualized

+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of MetLife-State Street
Equity Trust and the Shareholders of
State Street Research Global Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (formerly State Street Research Global Energy Fund) (a series of MetLife-State Street Equity Trust, hereafter referred to as the "Trust") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
August 4, 1995

STATE STREET RESEARCH GLOBAL RESOURCES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Global Resources Fund (formerly Global Energy Fund) underperformed the average for Lipper Analytical Services' natural resources fund category for the 12 months ended June 30, 1995 (does not reflect sales charge). The sharp drop in natural gas prices caused Fund performance to decline. Historically, the Fund's performance has been closely linked to natural gas and oil prices.

Currently, the Fund has substantial holdings in small-capitalization stocks, which typically experience greater price fluctuation than larger stocks. Generally, we target stocks that offer long-term growth, low debt levels, and attractive valuations.

Our oil holdings focus on small exploration companies. Oil service stocks represent nearly 25% of the portfolio. This percentage is lower than in the past because of mergers and acquisitions among the many small oil service companies. We took advantage of sharp price declines and added to our natural gas holdings late in 1994.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects up to a maximum 4.5% front-end sales charge or 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and subsequent performance reflects annual 12b-1 fees of 1%. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

                  Comparison Of Change In Value Of A $10,000
                     Investment In State Street Research
                    Global Resources Fund and The S&P 500

[line chart] Class A Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
-1.92%/-2.95%           +0.80%/+0.16%         -0.40%/-1.01%

                               Global                    S&P
3/90                          $ 9,550                $10,000
6/90                            8,982                 10,913
6/91                            7,339                 11,720
6/92                            6,454                 13,290
6/93                           10,872                 15,101
6/94                            9,528                 15,313
6/95                            9,786                 19,299

[line chart] Class B Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
-2.88%/-3.96%           +1.13%/+0.43%         +0.26%/-0.40%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,385                 15,101
6/94                            9,927                 15,313
6/95                           10,137                 19,299

[line chart] Class C Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
+3.11%/+2.03%           +1.91%/+1.19%         +0.63%/-0.06%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,393                 15,101
6/94                           10,028                 15,313
6/95                           10,340                 19,299

[line chart] Class D Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
+1.12%/+0.04%           +1.49%/+0.82%         +0.24%/-0.40%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,385                 15,101
6/94                            9,918                 15,313
6/95                           10,129                 19,299

[legend for line charts]
solid line = Global Resources Fund
broken rule = S&P 500